Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     ☒                        Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12

HD SUPPLY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

3400 Cumberland Boulevard, Atlanta, Georgia 30339

March 30, 2020

Dear Stockholder:

          It is my pleasure to invite you to attend HD Supply Holdings, Inc.'s annual meeting of stockholders to be held at 11:00 a.m. (Eastern Daylight Time) on May 19, 2020. The meeting will be held at HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339.*

          The accompanying notice of meeting and proxy statement contain important information, including a description of the business that will be acted upon at the meeting, as well as the voting procedures and general information about the meeting. At the meeting, management will be available to respond to any questions you may have regarding the Company's performance and operations or to other questions you may have.

          Your vote is important. Whether you plan to attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or, if you received a proxy card by mail, you may sign, date and return the proxy card in the envelope provided. If you plan to attend the annual meeting you may vote in person. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares in person for the matters acted upon at the meeting.

          Registration and seating will begin at 10:00 a.m. (Eastern Daylight Time). Each stockholder will be asked to present an admittance ticket (the Notice of Internet Availability that you received by mail), proof of your share ownership as of the March 23, 2020 record date (such as a brokerage statement), and a valid government-issued picture identification (such as a driver's license). Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

          Thank you for your support of HD Supply. We look forward to seeing you at the annual meeting.

Sincerely,
/s/ JOSEPH J. DEANGELO
Joseph J. DeAngelo Chairman, President and Chief Executive Officer

*	We intend to hold our annual meeting in person. However, we are actively monitoring coronavirus (COVID-19) developments and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor the annual meeting website at http://www.astproxyportal.com/ast/18392/ for updated information. As always, we encourage you to vote your shares prior to the annual meeting.

3400 Cumberland Boulevard, Atlanta, Georgia 30339

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, May 19, 2020, at 11:00 a.m. Eastern Daylight Time.
Place:*	HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339 (the reception desk will provide directions to the Annual Meeting room when you register).
Record Date:	March 23, 2020.
Who May Vote:	Stockholders as of the close of business on March 23, 2020 are entitled to one vote per share at the 2020 annual meeting of stockholders (the "Annual Meeting").
Items of Business:	1.	To elect as directors the nine persons nominated by the board and named in this proxy statement;
	2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021;
	3.	To conduct an advisory vote to approve named executive officer compensation;
	4.	To conduct an advisory vote on the frequency of future say-on-pay advisory votes; and
	5.	To transact any other business as may properly come before the Annual Meeting.
A copy of this proxy statement and our annual report on Form 10-K for our fiscal year ended February 2, 2020 are available free of charge at http://www.astproxyportal.com/ast/18392/. Directions for attending the Annual Meeting are also available at that website.
To attend the meeting in person, please bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and a valid government-issued picture identification (such as a driver's license).
Annual Meeting Materials:	A Notice of Internet Availability of Proxy Materials or this proxy statement is first being mailed to stockholders on or about April 3, 2020.
Date of Mailing:	April 3, 2020.

          Your vote is important. Please vote as soon as possible via the Internet or, if you received a proxy card by mail, by signing and returning the proxy card. Instructions for your voting options are described on the proxy card.

By Order of the Board of Directors
/s/ DAN S. MCDEVITT
Dan S. McDevitt General Counsel and Corporate Secretary

Atlanta, Georgia
March 30, 2020

*	We intend to hold our annual meeting in person. However, we are actively monitoring coronavirus (COVID-19) developments and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor the annual meeting website at http://www.astproxyportal.com/ast/18392/ for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting.

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING

           HD SUPPLY HOLDINGS, INC.

3400 Cumberland Boulevard, Atlanta, Georgia 30339

          This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2020 Annual Meeting Information:

Date:	Tuesday, May 19, 2020
Time:	11:00 a.m. Eastern Daylight Time
Location:*	HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339 (the reception desk will provide directions to the Annual Meeting room when you register)
Record Date:	March 23, 2020
Admission:
To attend the meeting in person, you will need your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and a valid government-issued picture identification (such as a driver's license).

Items of Business:

Proposals		Board Vote Recommendation	Page Reference (for more information)

1.	Elect the nine directors nominated by the board	FOR ALL	4-6, 10-13, 16-20, 67

2.	Ratify the appointment of our independent registered public accounting firm for fiscal 2020	FOR	6, 11-13, 64-66, 68

3.	Conduct an advisory vote to approve named executive officer compensation	FOR	7, 11-13, 69

4.	Conduct an advisory vote on the frequency of future say-on-pay advisory votes	ONE YEAR	7, 11-13, 70

*	We intend to hold our annual meeting in person. However, we are actively monitoring coronavirus (COVID-19) developments and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor the annual meeting website at http://www.astproxyportal.com/ast/18392/ for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 1

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

2019 Company Performance Results

          The Company achieved the following results for the fiscal year ended February 2, 2020 ("fiscal 2019"):

    •
    Net sales increased $99 million, or 1.6%, as compared to the fiscal year ended February 3, 2019 ("fiscal 2018"). On an organic basis, net of changes to selling days, Net sales increased $179 million, or 3.0%, as compared to fiscal 2018
    •
    Net income increased $58 million to $452 million for fiscal 2019, as compared to $394 million for fiscal 2018
    •
    Income from continuing operations increased $60 million to $451 million for fiscal 2019, as compared to $391 million for fiscal 2018
    •
    Gross profit increased $28 million, or 1.2%, to $2,403 million during fiscal 2019 as compared to fiscal 2018
    •
    Gross profit as a percent of Net sales decreased approximately 20 basis points to 39.1%, as compared to 39.3% for fiscal 2018
    •
    Net income per diluted share increased $0.54 to $2.71, as compared to $2.17 for fiscal 2018
    •
    Income from continuing operations per diluted share increased $0.55 to $2.70, as compared to $2.15 for fiscal 2018
    •
    Operating income decreased $1 million, or 0.1%, as compared to fiscal 2018
    •
    Adjusted net income per diluted share was $3.57 for fiscal 2019, as compared to $3.40 for fiscal 2018
    •
    Adjusted EBITDA increased $2 million to $873 million, or 0.2%, as compared to fiscal 2018
    •
    Adjusted net income decreased $23 million to $596 million, or 3.7%, as compared to fiscal 2018
    •
    Working capital, excluding cash and cash equivalents, increased $14 million from February 3, 2019 to February 2, 2020
    •
    Total stockholder return for fiscal 2019 was –2.9%
    •
    A portion of the total stockholder return was attributable to $384 million in share repurchases during the year

          The Company supplements its reporting of Net income with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, and net debt referred to herein, including a reconciliation, if available, to the most comparable GAAP measure, is included under Management's Discussion and Analysis of Financial Condition and Results of Operations – Key business metrics – Adjusted EBITDA and Adjusted Net Income in our annual report on Form 10-K filed by the Company on March 17, 2020.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 2

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

Corporate Governance Highlights

Board Independence

•

Eight of our nine directors are independent; all director nominees other than Mr. DeAngelo are independent.

•

All committees of the board are comprised exclusively of independent directors.

•

Our independent directors regularly meet in private executive sessions without management.

Independent Lead Director	• We have an independent lead director who serves as the presiding director at the executive sessions of the independent directors.
Board Oversight

•

The board regularly devotes substantial time to the Company's strategic priorities, focusing on assessing the Company's progress to date, as well as on strategic initiatives and risks over the short and long term. The board believes that although short-term performance is important, it should be assessed in the context of the Company's long-term goals.

Risk Oversight

•

The board has overall responsibility for the oversight of the Company's risk management and reviews our major financial, operational, compliance, reputational and strategic risks, including steps to monitor, manage and mitigate such risks.

•

Each board committee is responsible for oversight of risk management practices for categories of risks relevant to its functions.

Annual Board Assessments	• The board and each board committee conducts an annual assessment of their effectiveness as a group.
Board Refreshment and Diversity

•

The board continues to recruit new directors to bring fresh perspectives and new ideas into our boardroom. During 2019, a new independent director was added who has extensive expertise in accounting and auditing, is a financial expert and serves on our audit committee. We have two female directors. Additional qualifications, experience, and other information about our directors is provided on pages 16-20.

Annual Director Elections	• We elect our directors annually.
Stockholder Outreach

•

Company management has in the past engaged in wide-ranging dialogue with our major institutional investors. Both the Company and the board benefit greatly from the insights, experiences, and ideas exchanged during these engagements. We are committed to continuing this dialogue with our stockholders in the future.

Stock Ownership Guidelines and Holding Period Requirements

•

Our independent directors must own at least five times their annual cash board retainer in our common stock within five years of joining the board. All directors, other than Mr. Ostfeld who joined the board during 2017 and Mr. Konenkamp who joined the board in 2019, satisfy the guidelines.

•

Our CEO must own at least five times, our CFO and each of our executive officers who is in charge of a principal business unit must own three times, and each other executive officer must own one times, his or her annual base salary in our common stock within five years from the date he or she becomes an executive officer. All of our named executive officers, other than Mr. Paulsen who became an executive officer in September 2018, currently satisfy the stock ownership guidelines.

•

Our directors and executives must hold 50% of their vested awards until the ownership guidelines are satisfied and, once satisfied, must hold sufficient shares to satisfy the guidelines at all times.

Compensation Clawback	• In the event of a significant restatement of financial results, the board may recoup cash incentive bonuses and equity awards granted to our executive officers.
No Hedging, Pledging or Short Sales	• We do not allow our directors, executive officers or associates to engage in hedging, pledging, or short sales of our securities.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 3

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

Director Orientation and Continuing Education

•

We provide orientation for new directors and provide our directors with materials or briefing sessions on subjects that we believe will assist them in discharging their duties. We also engage third parties to provide either in-boardroom or dinner meeting education to our directors. To supplement the education we provide, we encourage our directors to attend external programs and reimburse up to $5,000 annually for the costs of attending such programs.

Confidential Voting Policy	• We have a confidential voting policy for our individual stockholders (does not apply to corporate and institutional stockholders).
Meeting Attendance

•

Each of our directors attended the 2019 annual stockholders meeting. Each of our directors attended 75% or more of the aggregate of total number of board meeting and committee meetings on which he or she served.

Sustainability

•

The Company is currently in the process of conducting a study to determine the feasibility of adopting goals to enhance the Company's sustainability initiatives. It is anticipated that the results of the study will be posted to the Corporate Social Responsibility section of the Company's website at https://csr.hdsupply.com/ by November 30, 2020.

Proposal 1 – Director Election

General

          The board is asking you to approve the nine directors nominees recommended by the board. We have annual director elections. All directors are elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify.

          If you sign and return the accompanying proxy card, your shares will be voted for the election of the nine nominees recommended by the board unless you choose to withhold from voting for any of the nominees. If for any reason any nominee is unable to serve or will not serve, such proxies may be voted for a substitute nominee designated by the board as the proxy holder may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

Director Nominees

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the nine nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the nine nominees for election to the board has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (See "Majority Voting Policy – Director Nominees" below for details regarding the board's majority voting policy). Proxies cannot be

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 4

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

voted for a greater number of persons than the number of nominees named. The nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Kathleen J. Affeldt**	71	2014	Retired, Former VP-HR, Lexmark	Compensation (Chair)	1	Yes
Joseph J. DeAngelo*	58	2007	Chairman, President & CEO, HD Supply	N/A	0	No
Peter A. Dorsman	65	2017	Retired, Former EVP, NCR Corporation	Compensation; N&CG	1	Yes
Stephen J. Konenkamp	61	2019	Retired Partner, Ernst & Young	Audit	0	Yes
Patrick R. McNamee	60	2013	Former CEO, Health Insurance Innovations	Compensation; N&CG	0	Yes
Scott D. Ostfeld	43	2017	Partner, JANA Partners	Compensation	1	Yes
Charles W. Peffer	72	2013	Retired Partner, KPMG	Audit (Chair); N&CG	3	Yes
James A. Rubright	73	2014	Retired CEO, Rock-Tenn	Audit; N&CG (Chair)	0	Yes
Lauren Taylor Wolfe	41	2017	Managing Partner, Impactive Capital	Audit; N&CG	0	Yes

*
Board Chairman; ** Independent Lead Director

          Additional qualifications, experience, and other information about the nine director nominees, as well as the current members of the board who will continue to serve after the Annual Meeting, is provided on pages 16-20. There are no agreements or arrangements between third parties and any of our directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director. There are no family relationships between any director, executive officer, or director nominee.

Majority Voting Policy – Director Nominees

          The full text of the board's majority voting policy for director nominees is set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance/documents-charters.

          Each of the nine nominees for election as directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or election than votes "for" his or her election (a "Majority Withheld Vote"). Neither abstentions nor broker non-votes are deemed to be votes for or withheld from a director's election. The Nominating and Corporate Governance Committee will consider any tendered resignation and recommend to the board whether to accept or reject it. The board will act on each tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, at its next regularly scheduled board meeting following the certification of the election results. The Nominating and Corporate Governance Committee, when making its recommendation, and the board, when making its decision, may consider any factors or other information that it considers appropriate, including, without limitation, the reasons (if any) given by stockholders as to why they withheld their votes, the qualifications of the tendering director, his or her contributions to the board and the Company, and the results of the most recent evaluation of the tendering director's performance by the Nominating and Corporate Governance Committee and other board members.

          The board will promptly and publicly disclose (1) its decision whether to accept or reject the director's tendered resignation, and (2) if rejected by the board, the board's reasons for rejecting the tendered resignation. Any director who tenders his or her resignation will not participate in the Nominating and Corporate Governance Committee recommendation or board action regarding whether to accept or reject the tendered resignation. If a director's tendered resignation is rejected by the

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 5

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

board, the director will continue to serve for the remainder of his or her term and until his or her successor is duly elected, or his or her earlier death, resignation, or removal. If a director's tendered resignation is accepted by the board, then the board, in its sole discretion, may fill any resulting vacancy or may decrease the number of directors comprising the board, in each case pursuant to the provisions of, and to the extent permitted by, the Bylaws.

          The board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection, or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of a Majority Withheld Vote for that director and (ii) acceptance of the tendered resignation by the board. Each of the director nominees have signed such an irrevocable resignation.

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

          The board is asking you to ratify its appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2021 ("fiscal 2020"). PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008. Set forth below is summary information with respect to the fees billed to us by PricewaterhouseCoopers LLP for services provided to us during the fiscal years ended February 2, 2020 and February 3, 2019. For more information, see "Audit Matters" on pages 64-66 and "Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm" on page 68 of this proxy statement.

Fees Billed	FYE2020 (Fiscal 2019)	FYE2019 (Fiscal 2018)

Audit Fees	$3.6 million	$3.2 million
Audit-Related Fees	$1.3 million	—
Tax Fees	$0.8 million	$0.4 million
All Other Fees	—	—

TOTAL	$5.7 million	$3.6 million

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

          The board is asking you to vote to approve the compensation of our named executive officers, often referred to as a "say-on-pay" advisory vote. The advisory vote gives our stockholders the opportunity to express their views on our named executive officers' compensation, as disclosed in this proxy statement pursuant to Section 14A of the Securities and Exchange Act of 1934 (the "Exchange Act"). While the advisory vote is not binding on the Company, the Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements.

          As described in detail in our Compensation Discussion and Analysis, a core objective of our executive compensation is to enable us to attract, to motivate and to retain talent. We believe that our executive compensation is aligned with pay-for-performance principles and aligns the named executive officer's long-term interests with those of our stockholders. Please read our Compensation Discussion and Analysis beginning on page 37 for details about our executive compensation programs, including information about fiscal 2019 compensation of our named executive officers.

          For more information, see "Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation" on page 69 of this proxy statement.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 6

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

Advisory Vote on Frequency of Advisory Vote on Executive Compensation

          The board is asking you to vote for an annual frequency for the non-binding advisory vote on the frequency of holding future votes regarding compensation of the named executive officers, commonly referred to as a "say when on pay" advisory vote.

          For more information, see "Proposal 4 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation" on page 70 of this proxy statement.

2021 Annual Meeting

          Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholder proposals submitted for inclusion in the proxy statement for our annual meeting of stockholders expected to be held in May 2021 must be received by us by December 4, 2020. For more information, see pages 71-72.

Why am I receiving these proxy materials?

          The accompanying proxy materials have been furnished to you because the Company is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

          The proxy materials include the notice and proxy statement for the Annual Meeting, our annual report on Form 10-K for the fiscal year ended February 2, 2020, the proxy card for the Annual Meeting, and information on attending the Annual Meeting. The Company has made these proxy materials available to you by Internet, or, upon your request, has delivered printed versions of these materials to you by mail, because you owned shares of Company common stock at the close of business on the March 23, 2020 record date.

          When you vote via the Internet, or by signing and returning the proxy card, you appoint Dan S. McDevitt and Rita L. Fadell as your representatives at the Annual Meeting, with full power of substitution. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment, and as permitted by applicable law. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance via Internet, or if you received your proxy card by mail, by signing and returning your proxy card. If you vote via Internet, you do not need to return your proxy card.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

          In accordance with rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 7

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to the Company of physically printing and mailing materials.

Who is entitled to vote?

          Holders of our common stock at the close of business on March 23, 2020 are entitled to vote. March 23, 2020 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available in electronic form at the place of the Annual Meeting on May 19, 2020 and will be accessible in electronic form for ten days before the meeting at our principal place of business, 3400 Cumberland Boulevard, Atlanta, Georgia 30339 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time.

Each share of common stock is entitled to how many votes?

          Holders of common stock are entitled to one vote per share. On the record date, there were 161,986,282 shares of our common stock outstanding and entitled to vote.

How do I vote?

          If you are a registered stockholder, which means you hold your shares (including any restricted shares) in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, LLC, you have the following options for voting before the Annual Meeting:

  (1)
  Vote by Internet. Visit www.voteproxy.com and follow the steps outlined on the secure website. Internet voting is available 24 hours a day and will be accessible until 5:00 p.m. Eastern Daylight Time on May 18, 2020.

  (2)
  Vote by Mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the envelope provided. For a vote by mail to be counted, it must be received before the polls close at the Annual Meeting.

          If you are a beneficial holder, meaning you hold your shares in "street name" through an account with a bank or broker, your ability to vote via the Internet or by telephone depends on the voting procedures of your bank or broker. Please follow the directions on the voting instruction form that your bank or broker provides.

          Stockholders may also attend the Annual Meeting and vote in person. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting. Please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, for details on how to request a proxy.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 8

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

Is my vote confidential?

          Confidential voting applies to individual stockholders but not to corporate and institutional stockholders. Our confidential voting policy is set forth in our Corporate Governance Guidelines available at http://ir.hdsupply.com/corporate-governance/documents-charters.

What if I change my mind after I return my proxy?

          You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. Registered stockholders may do this by:

    •
    signing and properly submitting a subsequent proxy with a later date that is received before the polls close at the Annual Meeting;

    •
    voting by the Internet on or before 5:00 p.m. Eastern Daylight Time on May 18, 2020;

    •
    giving written notice of revocation to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 before the Annual Meeting; or

    •
    voting in person at the Annual Meeting.

          If you hold shares through a bank or broker, please refer to your voting instruction form, or other information forwarded by your bank or broker, to see how you can revoke your proxy and change your vote.

          Attendance at the Annual Meeting will not, by itself, revoke a proxy.

How many votes do you need to hold the Annual Meeting?

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. A quorum must be present to conduct business at the Annual Meeting.

On what items am I voting?

          You are being asked to vote on four items:

  1.
  to elect nine directors nominated by the board and named in this proxy statement;

  2.
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2020;

  3.
  to conduct an advisory vote to approve named executive officer compensation; and

  4.
  to conduct an advisory vote on the frequency of future say-on-pay advisory votes.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 9

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

          In addition, stockholders and proxies present at the Annual Meeting will transact any other business as may properly come before the Annual Meeting. The board is not currently aware of any other business to be conducted at the Annual Meeting. No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

How does the board of directors recommend that I vote?

          The board recommends that you vote:

    •
    FOR ALL of the nine director nominees;
    •
    FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2020;
    •
    FOR advisory approval of named executive officer compensation; and
    •
    FOR an advisory vote on executive compensation EVERY YEAR.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

          With respect to the election of directors, you may:

    •
    vote FOR ALL of the nine director nominees;
    •
    vote FOR one or more of the director nominees and WITHHOLD from voting on one or more of the other director nominees; or
    •
    WITHHOLD from voting on all the director nominees.

          The Company's Bylaws provide for the election of directors by a plurality of the votes cast. This means that the nine individuals nominated for election to the board who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the nine nominees for election as directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (See "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding the board's majority voting policy).

What happens if a nominee is unable to stand for election?

          If a nominee is unable to stand for election, the board may either:

    •
    reduce the number of directors that serve on the board; or
    •
    designate a substitute nominee.

          If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 10

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

How may I vote for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the ratification of the accounting firm;
    •
    vote AGAINST the ratification of the accounting firm; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote on the proposal to approve, on an advisory basis, the executive compensation of the named executive officers as disclosed in this proxy statement, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the approval, on an advisory basis, of named executive officer compensation;
    •
    vote AGAINST the approval, on an advisory basis, of named executive officer compensation; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote on the proposal to indicate, on an advisory basis, my preference for the frequency of future advisory votes on executive compensation?

          With respect this proposal, you may vote to indicate your preference as follows:

    •
    an advisory vote on executive compensation every THREE YEARS;
    •
    an advisory vote on executive compensation every TWO YEARS;
    •
    an advisory vote on executive compensation EVERY YEAR; or
    •
    ABSTAIN from voting on the proposal.

          Unlike the other proposals you are voting on, there is no threshold vote that must be obtained for this proposal to "pass." Rather, the board will take into consideration the outcome of the vote in setting a policy with respect to the frequency of future advisory votes on executive compensation.

Will my shares be voted if I do not vote via the Internet, telephone, by signing and returning my proxy card, or by attending the Annual Meeting and voting in person?

          If you do not vote via the Internet, by telephone (certain beneficial stockholders), by signing and returning your proxy card, or by attending the Annual Meeting and voting in person, then your shares

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 11

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

          Under certain circumstances and in accordance with NASDAQ rules that govern banks and brokers, if your shares are held in street name through a bank or broker, your bank or broker may vote your shares if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accounting firm described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

          The remaining proposals, namely the election of director nominees, advisory approval of named executive officer compensation, and advisory approval of the frequency of future advisory votes on executive compensation, are not considered routine matters under NASDAQ rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes at the Annual Meeting will be counted for purposes of establishing a quorum, but will have no effect on the outcome of the proposals being voted on at the Annual Meeting.

          We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures that your shares will be voted at the meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and uninstructed shares on the proposals?

          Our Bylaws provide for the election of directors by a plurality of the votes cast. This means that the nine individuals nominated for election to the board who receive the most "FOR" votes (among votes properly cast in person, electronically, or by proxy) will be elected. Notwithstanding such election, each of the nine nominees for election has agreed to tender his or her resignation as a director to the board promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (See "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding the board's majority voting policy). For the proposal to ratify our independent registered public accounting firm and the proposal to approve, on an advisory basis, our named executive compensation, to pass in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy at the Annual Meeting and entitled to vote. Unlike the other proposals you are voting on, there is no threshold vote for the advisory vote on the frequency of future advisory votes on named executive officer compensation that must be obtained for this proposal to "pass." Rather, the board will take into consideration the outcome of the vote in setting a policy with respect to the frequency of future advisory votes on executive compensation.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 12

GENERAL INFORMATION ABOUT THE 2020 ANNUAL MEETING (continued)

          The following table summarizes the board's recommendation on each proposal, the vote required for each proposal to pass, and the effect abstentions, broker non-votes, or uninstructed shares (proxy card returned, but voting instructions not provided) have on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions	Broker Non- Votes	Uninstructed Shares

1	Election of Directors	FOR ALL	The nine nominees who receive the most FOR votes properly cast in person, electronically, or by proxy will be elected. See "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding director resignation where "withhold" vote is greater than "for" vote.	Not applicable	No effect	For all board nominees
2	Ratification of appointment of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	Not applicable	Count as votes for ratification
3	Advisory vote on the compensation of our named executive officers	FOR	Majority of the voting power of the shares present in person, electronically or by proxy and entitled to vote	Count as votes against	No effect	Count as votes for approval
4	Advisory vote on the frequency of future say-on-pay advisory votes	EVERY YEAR	No threshold vote to pass. Rather, the board will take into consideration the outcome of the vote in setting a policy with respect to the frequency of future advisory votes on executive compensation.	No effect	No effect	Count as votes for EVERY YEAR

What do I need to attend the Annual Meeting in person?

          You must bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received in the mail), proof of your share ownership as of March 23, 2020 (such as a brokerage statement), and valid government-issued picture identification (such as a driver's license). If you do not have an admittance ticket, proof of ownership, or a valid photo identification, you will not be admitted to the Annual Meeting. Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

Can I receive future proxy materials and annual reports electronically?

          Yes. This proxy statement and our annual report on Form 10-K for our fiscal 2019 year ended February 2, 2020 are available by accessing the website located at http://www.astproxyportal.com/ast/18392/. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

          If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to http://www.astproxyportal.com/ast/18392/ and following the prompts. If you hold shares through a bank or broker, please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, to see how you can enroll for electronic proxy delivery for future meetings.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 13

OUR EXECUTIVE OFFICERS

          The following table sets forth certain information concerning our executive officers. The respective age of each individual in the table below is as of March 23, 2020.

Name	Age	Position

Joseph J. DeAngelo	58	Chairman, President and Chief Executive Officer
Evan J. Levitt	50	Chief Financial Officer and Chief Administrative Officer
Dan S. McDevitt	51	General Counsel and Corporate Secretary
Bradley S. Paulsen	44	President, HD Supply Facilities Maintenance
John A. Stegeman	59	Executive President, HD Supply; President, HD Supply Construction & Industrial - White Cap
Anna Stevens	47	Chief People Officer

          Joseph J. DeAngelo has served as Chairman, President and Chief Executive Officer since March 2015, President and Chief Executive Officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as Executive Vice President and Chief Operating Officer of The Home Depot during 2007. He served as Executive Vice President — HD Supply from 2005 to 2006. During 2005, Mr. DeAngelo served as Senior Vice President — Home Depot Supply, Pro Business and Tool Rental, and from 2004 to 2005, he served as Senior Vice President — Pro Business and Tool Rental. Mr. DeAngelo previously served as Executive Vice President of The Stanley Works, a tool manufacturing company, from 2003 through 2004. From 1986 until 2003, Mr. DeAngelo held various positions with General Electric ("GE"). His final position with GE was President and Chief Executive Officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. He serves on the board of trustees of the Shepherd Center Foundation, the Advisory Board of Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School.

          Evan J. Levitt has served as Chief Financial Officer since December 2013 and as Chief Administrative Officer since January 2017. Prior to his appointment as Chief Financial Officer, he served as Vice President and Corporate Controller of HD Supply since 2007 when he joined the Company from The Home Depot, where he was the Assistant Controller and Director of Financial Reporting from 2004 to 2007. He also served in various management roles at Payless ShoeSource from 1999-2004, including Vice President of Accounting and Reporting. Prior to Payless ShoeSource, he held the role of Audit Manager with Arthur Andersen. Mr. Levitt has a bachelor of science in business administration from Washington University and is a Certified Public Accountant.

          Dan S. McDevitt has served as General Counsel and Corporate Secretary since January 2015. He joined HD Supply's legal department in 2010 and was promoted to Vice President in 2012. Prior to joining HD Supply, Mr. McDevitt was a partner at the law firm King & Spalding, where he practiced law for thirteen years, primarily focused on securities and corporate governance litigation and related investigations. Before joining King & Spalding, Mr. McDevitt served as a judicial clerk for the Honorable G. Ernest Tidwell on the United States District Court, Northern District of Georgia, and before then was an associate at Sullivan, Hall, Booth, & Smith. Mr. McDevitt received a B.B.A. degree in finance from the University of Notre Dame and a J.D. and LL.M. from the University of Notre Dame Law School.

          Bradley S. Paulsen has served as President, HD Supply Facilities Maintenance since September 2018. He joined HD Supply in November 2015 as Vice President, Process Improvement, and served as Vice President, Merchandising, Global Sourcing, Pricing from January 2016 to September 2018. Prior to joining HD Supply, Mr. Paulsen served as Senior Director, Private Brand Product Development and

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 14

OUR EXECUTIVE OFFICERS (continued)

Global Sourcing for The Home Depot from 2014 to November 2015; as Senior Merchant, Hand Tools, Tool Storage, and Automotive from 2012 to 2014; as Merchant, Light Bulbs from 2011 to 2012; Associate Merchant, Light Bulbs from 2010 to 2011; Program Merchant, Installed Roofing, Gutters, and Leaf Protection from 2007 to 2009; and in the Business Leadership Program from 2006 to 2007. Prior to joining The Home Depot, he worked for Toys "R" Us, Inc. from 2003 to 2004; for Reynolds & Reynolds from 2001 to 2002; and served in the United States Army, Artillery Battery Maintenance Office from 1999 to 2001. Mr. Paulsen holds a bachelor's degree in economics from the United States Military Academy at West Point and an M.B.A. degree from Vanderbilt University's Owen Graduate School of Management.

          John A. Stegeman joined HD Supply in April 2010 as Executive President and focused on building the specialty construction and safety business as the President of HD Supply Construction & Industrial – White Cap. Prior to joining HD Supply, Mr. Stegeman was President and Chief Executive Officer of Ferguson Enterprises, headquartered in Newport News, Virginia from 2005 to 2009. He began his career with Ferguson in 1985 as a management trainee and advanced through the company holding various management positions in three of Ferguson's five business groups: Waterworks, Plumbing, and Heating and Air Conditioning. As part of the Ferguson Waterworks business group, Mr. Stegeman served as Senior Vice President before being named Chief Operating Officer of Ferguson in May 2005. Mr. Stegeman received a bachelor's degree from Virginia Tech and has attended advanced management programs at Wharton School of Business, IMD, Duke University's Fuqua School of Business, University of Virginia Darden School of Business, and Columbia University.

          Anna Stevens has served as Chief People Officer for HD Supply since January 2017. In her role as Chief People Officer, she oversees all of our human resources professionals across the organization and in multiple functional areas including benefits, recruiting, compensation, organizational development and learning, talent management, strategy, project management, mergers and acquisitions, human resources systems and technologies, payroll and community affairs. With nearly 20 years of experience in human resources management, Ms. Stevens has extensive expertise in communications and change management, human resources strategic planning, staffing, development and succession planning, coaching and performance management. She joined HD Supply in 2008, working in the areas of organizational development, learning and communications before being promoted to Vice President, HR Strategy, Marketing and Communications in 2012 and Vice President, HR Planning and Operations in 2014. Prior to joining HD Supply, Ms. Stevens served in various roles of increasing responsibility for AT&T, Inc. Preceding AT&T, Ms. Stevens held human resources management roles at Progressive, Inc., Bell South and Aerotek Inc. Ms. Stevens holds a bachelor's degree in international relations from Lynchburg College and a master's degree in organizational leadership from Gonzaga University.

          There are no arrangements or understandings between any executive officer and any other person pursuant to which he or she was or is to be selected as an officer. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 15

OUR BOARD OF DIRECTORS

Our board at a glance...

✓

Annual Director Elections. All directors are elected annually.

✓

Independent Board. Our board is comprised of independent directors, other than our board chairman who is our chief executive officer.

✓

Independent Lead Director. Kathy Affeldt serves as our independent lead director and has robust responsibilities as lead director.

✓

Independent Board Committees. All members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent directors.

✓

Board Refreshment and Diversity. The board continues to recruit new directors to bring fresh perspectives and new ideas into our boardroom. During 2019, a new independent director was added who has extensive expertise in accounting and auditing and is a financial expert. We have two female directors.

✓

Director Orientation and Continuing Education. We provide orientation for new directors and provide our directors with materials or briefing sessions on subjects that we believe will assist them in discharging their duties. We also engage third parties to provide either in-boardroom or dinner meeting education to our directors. To supplement the education we provide, we encourage our directors to attend external programs and reimburse up to $5,000 annually for the costs of attending such programs.

✓

Resignation Policy. Our resignation policy applies where a director's "withhold" vote is greater than a director's "for" vote.

✓

Mandatory Retirement Age. We have a mandatory retirement age of 75 for our board, absent special circumstances.

✓

Restrictions on Other Board Service. Our Corporate Governance Guidelines restrict the number of public company boards on which our directors may serve.

✓

Annual Evaluation Process. Our board and each of its committees conducts an annual self-evaluation during which the directors provide feedback on and discuss board and committee effectiveness and action items for improvement.

✓

Stock Ownership and Holding Period Requirements. Our independent directors must own at least five times their annual cash board retainer in our common stock within five years of joining the board. Our directors must hold 50% of their vested awards until the ownership guidelines are satisfied and, once satisfied, must hold sufficient shares to satisfy the guidelines at all times.

✓

No Hedging, Pledging or Short Sales. We do not allow our directors, executive officers or associates to engage in hedging, pledging or short sales of securities.

          The Company's Certificate of Incorporation provides that the board shall consist of not fewer than three nor more than 21 directors, with the exact number to be fixed by the board. The board has fixed the current number of directors at nine, and the Company currently has nine directors.

          All directors are elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify. The board is therefore asking you to elect the nine nominees for director whose term expire at the Annual Meeting. See "Proposal 1 — Election of Directors" on page 67.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 16

OUR BOARD OF DIRECTORS (continued)

          Directors are elected by a plurality of the votes cast. Therefore, the nine nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the nine nominees for election as directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (See "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding the board's majority voting policy).

          Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the accompanying proxy card, your shares will be voted for the election of the nine nominees recommended by the board unless you choose to withhold from voting for any of the nominees. If a nominee is unable to serve or will not serve for any reason, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company believes each nominee, if elected, will be willing and able to serve as a director.

          Set forth below is biographical information as well as background information relating to each nominee's business experience, qualifications, attributes, and skills and why the board and Nominating and Corporate Governance Committee believe each individual is a valuable member of our board.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 17

OUR BOARD OF DIRECTORS (continued)

Director Nominees:
For one-year terms expiring at the next annual meeting of stockholders.

Kathleen J. Affeldt, Retired, Former Vice President, Human Resources, Lexmark International	Age 71	Independent Lead Director Committees: Compensation (Chair)	Director since 2014

Background: Ms. Affeldt retired from Lexmark International in February 2003 as Vice President, Human Resources. She began her career with International Business Machines (IBM) in 1969, specializing in sales of supply chain systems, and later held a number of human resources management positions with IBM. She joined Lexmark as a director, human resources in 1991 when it was formed as a result of a buy-out from IBM. Ms. Affeldt previously served on the board, and as chair of the compensation committee, of SIRVA, Inc. from August 2002 to May 2007 and Sally Beauty Holdings, Inc. from November 2006 to November 2013. She also served on the board of Whole Health, Inc. from 2004 to 2006. She currently serves on the board, and as chair of the compensation committee and member of the nominating and corporate governance, executive, and affiliate transactions committees, of Cornerstone Building Brands since November 2018. She served on the board, and as chair of the compensation committee, of NCI Building Systems, Inc. from November 2009 and through its merger into Cornerstone Building Brands in November 2018. She served on the board, and as board chairman, of BTE Technologies, Inc. from May 2004 through 2018. Ms. Affeldt majored in business administration at the State University of New York and Hunter College. She has also participated in numerous technical and leadership development programs, as well as the executive education program at Williams College.

Director Qualifications: Ms. Affeldt's board leadership and expertise in the human resources field and executive compensation, coupled with her operations history, strong business acumen, and public company experience, provides valuable insight to the board.

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer, HD Supply	Age 58	Board Chairman	Director since 2007

Background: Mr. DeAngelo has served as chairman of the board, president and chief executive officer since March 2015, president and chief executive officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as executive vice president and chief operating officer of The Home Depot during 2007. From 2005 to 2006, he served as executive vice president, HD Supply. In 2005, Mr. DeAngelo served as senior vice president, Home Depot Supply, Pro Business and Tool Rental and from 2004 through 2005, he served as senior vice president, Pro Business and Tool Rental. Mr. DeAngelo previously served as executive vice president of The Stanley Works, a tool manufacturing company, from 2003 through 2004. From 1986 until 2003, Mr. DeAngelo held various positions with GE. His final position with GE was president and chief executive officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo serves on the board of trustees of the Shepherd Center Foundation, the Advisory Board of the Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School. Mr. DeAngelo served on the board of directors of Owens-Illinois, Inc. from May 2016-July 2017.

Director Qualifications: As our chief executive officer, Mr. DeAngelo possesses in-depth knowledge of the issues, opportunities, and challenges facing the Company. His extensive experience identifying strategic priorities, leading critical discussions, and executing the Company's strategy and business plans provides valuable insight and leadership to our board. He led the transformation of our Company through severe economic downturn by streamlining and simplifying our business model, divesting non-core businesses and products, and achieving significant debt reduction and cost control. He has demonstrated leadership qualities, management capability, knowledge of our business and industry, and a long-term strategic perspective. He has over 35 years of global operating experience, including over 17 years in various leadership roles at General Electric Company and The Home Depot.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 18

OUR BOARD OF DIRECTORS (continued)

Peter A. Dorsman, Retired, Former EVP, Global Services, NCR Corporation	Age 65	Committees: Compensation; N&CG	Director since 2017

Background: Mr. Dorsman retired from NCR Corporation, a global technology company, in April 2014. As executive vice president, global services since July 2012, Mr. Dorsman led NCR Services, a leading global provider of outsourced and managed service offerings. He was also responsible for customer experience, continuous improvement, and quality throughout NCR, serving as chief quality officer during this period. He served as NCR's executive vice president, industry solutions group and global operations from November 2011 to July 2012, and, before then, senior vice president, global operations. Prior to rejoining NCR, Dorsman was executive vice president and chief operating officer of Standard Register, a provider of information solutions, where he was responsible for the day-to-day operations of the company. Before his role at Standard Register, Mr. Dorsman previously served for nearly 20 years at NCR in various global marketing and sales leadership roles including vice president of worldwide industry marketing. Mr. Dorsman currently serves on the board of directors for Applied Industrial Technologies, a global industrial distributor. During his tenure as a director of Applied Industrial Technologies since July 2002, he has been lead independent director, chairman of the corporate governance committee, and currently is chairman of the executive organization and compensation committee and member of the corporate governance and executive committees. Mr. Dorsman also currently serves on the board of IDEAL Industries, Inc. (August 2016 – present) and as board chairman for aptihealth, Inc. (April 2019 – present). He served on the board of directors of nfrastructure Technologies from October 2016 – March 2019. He earned a bachelor of science degree from Syracuse University in 1977.

Director Qualifications: Mr. Dorsman is an experienced board member and brings extensive experience in leading large supply chain and customer service organizations. He has broad distribution expertise as both a senior executive and as a board member.

Stephen J. Konenkamp, Retired, Former Partner, Ernst & Young LLP	Age 61	Financial Expert Committees: Audit	Director since 2019

Background: Mr. Konenkamp retired in June 2019 after 38 years (26 as a partner) with Ernst & Young LLP and its affiliates ("EY"). From January 2014 until his retirement, he served as EY's Global Deputy Vice Chair, Assurance Services, comprising EY's audit, fraud investigation and accounting advisory services globally. Prior to this, he served as EY's Americas Deputy Vice Chair, Assurance from July 1, 2011 to December 31, 2014 and as Assurance Managing Partner of EY's Southeast Region from July 2009 to June 2011. From 1993 until 2010, he served as an audit partner with EY responsible for audits of both public and private companies. He received a Bachelor of Business Administration and Master of Accountancy from the University of Georgia and is a Certified Public Accountant.

Director Qualifications: Mr. Konenkamp brings to the board significant operational and risk management experience, as well as extensive experience in accounting and auditing, with 38 years of experience leading audits, audit practices, and overseeing teams leading audits.

Patrick R. McNamee, Former Chief Executive Officer, Health Insurance Innovations, Inc.	Age 60	Committees: Compensation; N&CG	Director since 2013

Background: Mr. McNamee has served as executive advisor to Beecken Petty O'Keefe & Company, a Chicago-based private equity management firm, since March 2015. He served as chief executive officer and member of the board of directors of Health Insurance Innovations, Inc., a health insurance and technology platform company, from November 2015 through December 2016 and as president from June 2015 through December 2016. Prior to joining Health Insurance Innovations, Mr. McNamee served as executive vice president and chief operating officer of Express Scripts Holding Company, a pharmacy benefit management company until March 2014. He joined Express Scripts in 2005 as senior vice president and chief information officer, expanding his role to executive vice president-chief operating officer in 2007. Prior to joining Express Scripts, Mr. McNamee was a key executive of Misys Healthcare Systems, a healthcare technology company, serving as president and chief executive officer, physician systems, from September 2003 to February 2005. Mr. McNamee was employed by various subsidiaries of General Electric Corporation from July 1989 to September 2003, including as president and chief executive officer, GE surgery, GE medical systems, from July 2002 to September 2003; chief information officer and chief quality officer, NBC, from March 2001 to July 2002; and chief information officer and general manager of e-Business, GE transportation systems, from March 1999 to March 2001; chief information officer, GE power plants, from March 1997 to March 1999; and global product manager, radiology information systems, GE medical, from 1993 through 1997. He currently serves on the board of directors of Maxor National Pharmacy Services, LLC (August 2017 – present), Zenith American, LLC (January 2017 – present), serving as lead director for Zenith American since February 2018, and Health-E Commerce (April 2019 – present). He holds a bachelor's degree in biomedical engineering and a master's degree in electrical engineering from Marquette University.

Director Qualifications: Mr. McNamee brings public company CEO and board leadership experience, as well as strategic and operational expertise to the board, with a unique combination of business savvy, service and product development, information technology innovation, and supply chain management across a variety of industries.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 19

OUR BOARD OF DIRECTORS (continued)

Scott D. Ostfeld, Partner, JANA Partners	Age 43	Committees: Compensation	Director since 2017

Background: Mr. Ostfeld is a partner of JANA Partners where he is co-portfolio manager of JANA Partners' engagement strategy, JANA Strategic Investments. Prior to joining JANA in 2006, Mr. Ostfeld was with GSC Partners in their distressed debt private equity group focused on acquiring companies through the restructuring process and enhancing value as an active equity owner. Prior to GSC Partners, Mr. Ostfeld was an investment banker at Credit Suisse First Boston where he worked on a variety of M&A and capital raising assignments. Mr. Ostfeld has served on the board of directors of Conagra Brands, Inc. since February 2019, and was a member of the board of directors of Team Health Holdings, Inc. from March 2016 to February 2017. He also serves on the nonprofit board for Columbia University's Richman Center for Business, Law, and Public Policy. Mr. Ostfeld received a juris doctor degree from Columbia Law School, a master's degree in business administration from Columbia Business School and a bachelor of arts degree from Columbia University.

Director Qualifications: Mr. Ostfeld has extensive experience investing in companies and engaging with them to help improve stockholder value, as well as with capital allocation, strategy and governance. His knowledge and experience brings valuable insight to the board. The age diversity that Mr. Ostfeld brings to the board also further enhances the diversity of experience, backgrounds and opinions represented on the board.

Charles W. Peffer, Retired Partner of KPMG LLP	Age 72	Financial Expert Committees: Audit (Chair); N&CG	Director since 2013

Background: Mr. Peffer retired as a partner of KPMG LLP in 2002 after 32 years with KPMG in its Kansas City office. He served as partner in charge of audit from 1986 to 1993, with overall responsibility for audits of financial statements from 1979 to 2002. He was managing partner of the Kansas City office from 1993 to 2000. He currently serves as the audit committee chair on the board of directors of Garmin Ltd. (since 2004) and as an audit committee member on the boards of Sensata Technologies Holding plc. (since 2010) and Commerce Funds (since 2005). He served on the board of directors of NPC International from 2006 through 2017. Mr. Peffer holds a bachelor's degree in business administration from the University of Kansas and a master's degree in business administration from Northwestern University.

Director Qualifications: Mr. Peffer brings to the board extensive practical and management experience in public accounting and corporate finance, including significant experience with KPMG and its predecessor firms dealing with generally accepted accounting principles, auditing standards, internal controls, preparation of financial statements, financial reporting rules and evaluating financial results, and financial reporting processes of large companies. Mr. Peffer also brings leadership expertise through his directorship roles in other public companies, including service on audit committees.

James A. Rubright, Retired CEO, Rock-Tenn Co.	Age 73	Committees: Audit; N&CG (Chair)	Director since 2014

Background: Mr. Rubright served as chief executive officer of Rock-Tenn Co. from 1999 until his retirement in October 2013, and served as an executive officer of Sonat, Inc. from 1994 to 1999 in various capacities, including head of Sonat's interstate natural gas pipeline group and energy marketing businesses. Prior to 1994, he was a partner in the law firm of King & Spalding. Mr. Rubright has served as a member of the board of directors of Southern Company Gas, an energy services holding company, since 2016. He previously served as a member of the board of directors of Forestar Group, Inc., a real estate and natural resources company, from 2007 until 2017; AGL Resources, Inc., from 2001 to 2016; Avondale, Incorporated, the parent company of Avondale Mills, Inc., from 2003 to 2008, and as chairman of Rock-Tenn's board from 2000 until his retirement in October 2013. He holds a bachelor of arts degree from Yale College and a juris doctor degree from the University of Virginia Law School.
Director Qualifications: Mr. Rubright has significant experience in public company management and board leadership, and a deep understanding of operations, strategy, and risk management that provides valuable insight to our board.

Lauren Taylor Wolfe, Managing Partner, Impactive Capital	Age 41	Committees: Audit; N&CG	Director since 2017

Background: Ms. Taylor Wolfe is the co-founder and managing partner of Impactive Capital, an impact-oriented investing firm. Prior to founding Impactive Capital April 2018, Lauren served as a managing director and investing partner of Blue Harbour Group, an activist investment firm, from December 2007 through January 2018. Prior to joining Blue Harbour Group in 2007, she was a portfolio manager and analyst at SIAR Capital where she invested in small capitalization public and private companies. From 2000 to 2003, Lauren worked at Diamond Technology Partners, a strategic technology consulting firm. She received a master's degree in business administration from The Wharton School at University of Pennsylvania in 2006 and a bachelor of science degree from Cornell University in 2000.

Director Qualifications: Ms. Taylor Wolfe has expertise in capital allocation, financial and ESG analysis, and experience investing across various industries including information technology, consumer, industrials, and business services. Her diverse industry knowledge and expertise in driving long-term shareholder value brings valuable insight to the board. The age and gender diversity that Ms. Taylor Wolfe brings to the board also further enhances the diversity of experience, backgrounds and opinions represented on the board.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 20

GOVERNANCE OF OUR COMPANY

          The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we evaluate the independence of our directors, and key aspects of our board operations.

Selecting Nominees for Director

          Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending nominees for director to the board. In accordance with our Corporate Governance Guidelines, and on recommendation of the Nominating and Corporate Governance Committee, our board has adopted criteria for the selection of new directors based on the strategic needs of the Company and the board. The Nominating and Corporate Governance Committee will periodically review the criteria adopted by the board and, if deemed desirable, recommend changes to the criteria.

          Pursuant to the criteria adopted by our board, the board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the board based on their business and professional experience, judgment, oversight roles held, age, skills, and background. The board also considers the candidate's availability, absence of conflicts, and any applicable independence or experience requirements. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in experience and skills relevant to the board's performance of its responsibilities in the oversight of the business. For each of the nominees to the board, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company.

          The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate's background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions of the committee and the full board. The committee may then recommend, as it deems appropriate, candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy. Where the committee does not make a recommendation, such matter is decided by the board.

          In accordance with the board's majority voting policy, the board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of the nominee receiving a greater number of votes "withheld" from his or her election to the board than votes "for" his or her election and (ii) acceptance of the tendered resignation by the board (See "Majority Voting Policy — Director Nominees" on pages 5-6 for details regarding the board's majority voting policy).

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 21

GOVERNANCE OF OUR COMPANY (continued)

          The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the board for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board. Our Bylaws set forth the requirements for director nomination by a stockholder of persons for election to the board. These requirements are described under "Other Information for Stockholders" on pages 71-72 of this proxy statement.

          In recommending the nine nominees for election at the Annual Meeting, our board chairman, independent lead director and Nominating and Corporate Governance Committee chair met to discuss board composition and solicited input from the independent directors regarding nominees for election. At its meeting in March 2020, the Nominating and Corporate Governance Committee evaluated the director feedback and the qualifications, performance and circumstances of the directors and appropriate board composition in making its recommendation to the board regarding the nominees for election.

          There are no agreements or arrangements between third parties and any of our directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director.

Board Refreshment and Diversity

          The Nominating and Corporate Governance Committee periodically assesses the composition of our board, including whether any vacancies are expected on our board due to retirement or otherwise, and may make recommendations to the board for consideration. Peter Dorsman, Scott Ostfeld and Lauren Taylor Wolfe joined our board in 2017, and Steve Konenkamp joined our board in 2019, bringing fresh and diverse perspectives. Mr. Dorsman brings extensive experience in leading large supply chain and customer service organizations. Mr. Ostfeld brings extensive experience investing in companies and engaging with them to help improve stockholder value, as well as with capital allocation strategy and governance. Ms. Taylor Wolfe's diverse knowledge and experience across various industry verticals and expertise in capital allocation and long-term value investing brings valuable insight to the board. Mr. Konenkamp brings extensive expertise in accounting and auditing and is a financial expert who serves on our audit committee. The age, gender, and thought diversity that these new independent directors bring to the board also further enhances the diversity of experience, backgrounds, and opinions represented on the board. We believe the addition of these new directors, combined with our directors who have experience with us, provides a strong balance of deep, historical understanding of our Company and new perspectives, resulting in strong guidance and oversight to our executive management team.

          We currently have two female directors serving on our board. Kathy Affeldt has served as our independent lead director since March 2018 and has served as chair of the compensation committee since joining the board in 2014. Lauren Taylor Wolfe serves on the Audit and Nominating and Corporate Governance Committees.

          We also have a mandatory retirement age of 75 for our directors, absent special circumstances.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 22

GOVERNANCE OF OUR COMPANY (continued)

Director Independence

          The board reviewed director independence during fiscal 2019 and considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder, or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. No director is deemed independent unless the board has made an affirmative determination that such director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. When conducting its analysis, the board specifically considered all transactions discussed in "Related Person Transactions" on pages 28-29 of this proxy statement. As a result of this review, the board affirmatively determined that all of its non-employee directors are independent and all directors serving on the standing committees of the board satisfy the independence requirements of NASDAQ and the SEC relating to directors and Audit, Compensation, and Nominating and Corporate Governance Committee members.

Executive Sessions of our Non-Management Directors

          The chairman of the board, or the independent lead director if the chairman is not independent, and the full board separately, have authority to require the board to meet in executive sessions outside the presence of management. The independent directors meet at regularly scheduled executive sessions without management at least twice per year. In the absence of an independent chairman, the independent lead director will act as chair at such meetings, and if no lead director has been appointed or if the lead director also is not present, the Nominating and Corporate Governance Committee chairperson shall preside over executive sessions and other meetings of the independent directors. The independent directors met in executive session outside the presence of management four times during fiscal 2019.

Board Self-Evaluation Process

          The Nominating and Corporate Governance Committee leads the annual board and board committees self-evaluation. For fiscal 2019, the process was conducted by survey at the May meetings, with each director completing a detailed questionnaire providing for quantitative ratings in key areas such as oversight of the Company's: (i) personnel development and succession plans; (ii) business strategy; (iii) risk and opportunities; and (iv) corporate governance. The questionnaire also covered board dynamics and leadership structure. The questionnaire sought subjective comment in each of these and the other areas covered by the questionnaire, to determine board effectiveness and opportunities for improvement. The feedback was provided on an anonymous basis to encourage honest and unrestrained feedback. The survey feedback is discussed with the chairman, independent lead director, and the chair of each board committee to ensure that actionable items are appropriately handled. In addition, all directors were provided with the survey results and the chair of the Nominating and Corporate Governance Committee and our independent lead director jointly led a discussion regarding the feedback with the full board. The committee periodically reviews the self-evaluation process in an effort to continually improve board effectiveness.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 23

GOVERNANCE OF OUR COMPANY (continued)

Board Leadership Structure

          As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of chairman of the board and chief executive officer. The board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the chairman and chief executive officer in any way that is in the best interests of the Company at a given point in time. As part of its annual self-evaluation process, the board evaluates whether the board leadership structure provides the optimal structure for the Company.

          Currently, our chief executive officer, Joseph J. DeAngelo, serves as chairman of the board, and Kathleen J. Affeldt serves as the independent lead director of the board. Our board believes that having a combined chairman/chief executive officer, independent members and chairs for each of our board committees, and an independent lead director currently provides the best board leadership structure for the Company. This structure, together with our other corporate governance practices, provides strong independent oversight of management while ensuring clear strategic alignment throughout the Company. Our lead director is an independent, non-employee director who is appointed by the independent directors of the board.

          Our board appointed Mr. DeAngelo to serve as chairman of the board based on the leadership qualities, management capability, knowledge of the business and industry, and long-term, strategic perspective he has demonstrated as our chief executive officer. The independent directors supported the appointment of Ms. Affeldt as our independent lead director, as she possesses the characteristics and qualities critical for an independent lead director. Having served as chairman of the board of BTE Technologies and as chair of the compensation committee of various public companies, and having significant public board experience, Ms. Affeldt has the qualities and experience desired for an independent lead director — high personal integrity, significant board leadership experience, strong business acumen and operations history, and public company experience.

          Our Corporate Governance Guidelines require the chairman either to be independent or, if not, to be complemented by an independent lead director. A critical element for our board in supporting the current board leadership structure is the simultaneous adoption of robust and transparent duties for the independent lead director. These duties help facilitate our board's independent, objective, effective, and efficient oversight of our Company. Our board believes that an executive chairman working with an independent lead director who has strong, well-defined duties gives our board a strong leadership and corporate governance structure that best serves the needs of the Company today. The respective roles and responsibilities of the chairman of the board and independent lead director are set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance/documents-charters.

Board's Role in Risk Oversight

          Our board has overall responsibility for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions, and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures and monitoring. The Audit Committee also oversees our corporate compliance and ethics programs, as well as the

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 24

GOVERNANCE OF OUR COMPANY (continued)

internal audit function. The board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee oversees the potential risks associated with our compensation policies and practices.

          In addition to the committees' work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed. The board also receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives.

          The Company's general counsel reports directly to our chief executive officer, providing the general counsel with visibility into the Company's risk profile. The Company's internal audit staff regularly reports to the Audit Committee, and our general counsel and our vice president of internal audit have regularly scheduled private sessions with the Audit Committee. The board believes that the work undertaken by the committees of the board, together with the work of the full board and our chief executive officer, enables the board to oversee effectively the Company's risk management function.

Corporate Governance Guidelines, Committee Charters, and Codes of Business Conduct and Ethics

          Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance/documents-charters. The charters for each of the Audit, Compensation, and Nominating and Corporate Governance Committees are also available on our investor relations website.

          We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics is applicable to all the representatives of our enterprise, including our executive officers and all other employees and agents of our Company and our subsidiary companies, as well as to our directors. A copy of our code of ethics is available on the corporate governance section of our investor relations website. Under this code of ethics, our associates are encouraged to talk to supervisors, managers, or other appropriate personnel when in doubt about the best course of action in a particular situation. Any violation of our code of ethics will be subject to appropriate discipline, up to and including dismissal from the Company or prosecution under the law.

          Our Code of Ethics for Senior Executive and Financial Officers, also available on our investor relations website, applies to our chief executive officer, chief financial officer, chief accounting officer, and any other senior executive or financial officer performing similar functions. Under this executive code of ethics, our executives are required, among other things, to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to provide full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company; to comply with applicable laws, governmental rules and regulations, including insider trading laws; and to promote the prompt internal reporting of potential violations or other concerns related to the code of ethics to the chair of the Audit Committee. We have also adopted a policy providing procedures by which our in-house and outside attorneys are to report

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 25

GOVERNANCE OF OUR COMPANY (continued)

material violations of applicable U.S. federal or state laws, or a material breach of a fiduciary duty, as required by SEC rules.

Committees of the Board of Directors

          Our board has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance ("N&CG") Committee. Each current board committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance/documents-charters.

          The following table shows the current members of each committee and the number of meetings held during fiscal 2019. Mr. DeAngelo is chairman of the board but does not serve on any board committee.

Director	Board		Audit		Compensation		N&CG

Kathleen J. Affeldt	✓	**			✓	*
Joseph J. DeAngelo	✓	*
Peter A. Dorsman	✓				✓		✓
Stephen J. Konenkamp	✓		✓
Scott D. Ostfeld	✓				✓
Patrick R. McNamee	✓				✓		✓
Charles W. Peffer	✓		✓	*			✓
James A. Rubright	✓		✓				✓	*
Lauren Taylor Wolfe	✓		✓				✓

Number of Meetings	9		8		4		4

✓ = current board/committee member; * = chair; ** = independent lead director

          Audit Committee.    The Audit Committee has oversight responsibility for, among other things, assisting the board in reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors' qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements and our code of ethics.

          During fiscal 2019, the Audit Committee held eight meetings. Each member of our Audit Committee meets the independence requirements of NASDAQ and the SEC, and each is financially literate. Our board has determined that Charles W. Peffer and Stephen J. Konenkamp are audit committee financial experts as defined by the SEC.

          Compensation Committee.    The Compensation Committee has oversight responsibility for, among other things, executive succession planning process, the compensation of our executive officers and directors, approving equity grants and other incentive arrangements, and authorizing employment-related agreements for our executive officers.

          During fiscal 2019, the Compensation Committee held four meetings. All directors serving on the Compensation Committee meet NASDAQ independence requirements and the "non-employee director" requirements of SEC Rule 16b-3. For additional information about the Compensation Committee's processes and the role of executive officers and compensation consultants in determining compensation, See "Compensation Discussion and Analysis" beginning on page 37 of this proxy statement.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 26

GOVERNANCE OF OUR COMPANY (continued)

          Nominating and Corporate Governance Committee.    The N&CG Committee has the responsibility for identifying and, as appropriate, recommending candidates for election to the board, reviewing the composition of the board and its committees, developing and recommending to the board corporate governance guidelines that are applicable to us, and overseeing board evaluations.

          During fiscal 2019, the N&CG Committee held four meetings. All directors serving on the N&CG Committee meet NASDAQ independence requirements for nominating and corporate governance committees.

Compensation Committee Interlocks and Insider Participation

          Kathleen J. Affeldt, Peter A. Dorsman, Scott D. Ostfeld, and Patrick R. McNamee were members of the Compensation Committee of our board during fiscal 2019. None of these directors is or was an employee or former employee of the Company.

          None of our executive officers serves as a member of a board or compensation committee of any entity that has one or more executive officers who serve on the Company's board or Compensation Committee.

Compensation Practices and Risk Management

          During fiscal 2019, management and the Compensation Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation program, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company. We believe that our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could diminish our value.

    •
    The financial metrics used to determine the amount of an executive's annual cash bonus are measures that the Compensation Committee believes drive business profitability and reward our executives for incremental annual improvements in working capital while continuing to grow EBITDA. The Compensation Committee sets ranges for these measures intended to encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall bonus cannot exceed two times the target amount no matter how much actual financial performance exceeds the ranges anticipated and established at the beginning of the year.

    •
    Vesting our annual equity awards over a minimum of three years for performance awards and four years for other equity awards ensures that our executives' interests align with those of our stockholders over the long term.

    •
    Incentive awards, including stock-based compensation, to our executive officers are subject to clawback pursuant to the Company's clawback policy.

    •
    All executive officers are subject to stock ownership guidelines and holding period requirements.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 27

GOVERNANCE OF OUR COMPANY (continued)

Meetings of the Board of Directors and Attendance at the Annual Meeting

          The board held nine meetings during fiscal 2019. Each of our directors attended 75% or more of the aggregate of total number of board meeting and committee meetings on which he or she served. Each of our directors attended the 2019 annual stockholders meeting. All directors attended all of our board meetings, other than Ms. Affeldt, Ms. Wolfe, and Mr. Konenkamp who each missed one special telephonic board meeting due to scheduling conflicts. All directors attended all meetings of the committees of which he or she was a member during fiscal 2019, other than Ms. Wolfe who missed one audit committee meeting due to a scheduling conflict.

Succession Planning and Management Development

          We are focused on talent development at all levels within our organization. Among the Compensation Committee's key responsibilities is the responsibility to ensure that management establishes and the committee oversees an effective executive succession process. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting, and development programs.

Policies and Procedures for Related Person Transactions

          We have adopted a written related person transactions policy under which related persons, namely our executives, directors, and principal stockholders, and each of their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with the Company in an amount exceeding $120,000 without the consent of our Audit Committee or a designated member of the Audit Committee. Any request for us to enter into or materially modify or amend such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction, and, if applicable, the impact on a director's independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.

Related Person Transactions

Indemnification Agreements

          We have entered into an indemnification agreement with each of our directors. The indemnification agreements provide our directors with contractual rights to the indemnification and expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 28

GOVERNANCE OF OUR COMPANY (continued)

Transactions with Other Related Parties

          In May 2015, James A. Rubright, an independent director, acquired a 24.5% interest in MPC Partnership Holdings, LLC (d/b/a Carroll Organization), which is the managing member of, and owns a minority interest in, affiliated apartment community owners. The Company had a preexisting relationship with the Carroll Organization pursuant to which its affiliated apartment community owners purchased products from the Company. On a consolidated basis, the Carroll Organization's affiliated apartment community owners purchased products from the Company of $4.07 million in fiscal 2019, $5.46 million in fiscal 2018, and $3.14 million in fiscal 2017. These transactions were conducted in the ordinary course of business on an arm's-length basis on terms and at prices management believes an unrelated third party would pay.

Communicating with our Board of Directors

          Any stockholder or interested party who wishes to communicate directly with our board, or with any individual director of our board, may do so by writing to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 or by email at boardcommunications@hdsupply.com. Please specify to whom your letter should be directed. Once the communication is received and reviewed by the Corporate Secretary, it will be promptly forwarded to the addressee, as appropriate. Communications that are not related to the duties and responsibilities of the board, including advertisements, junk mail and mass mailings, solicitations for business, routine customer service complaints, new product or service suggestions, opinion survey pools, requests for employment, requests for contributions, or other inappropriate material will not be forwarded to our directors. Any communication alleging legal, ethical, or compliance issues by management, and any other matter deemed by the General Counsel and Corporate Secretary to be potentially material to the Company, will be promptly forwarded to the chair of the Audit Committee.

Policy Regarding Certain Transactions in Company Securities

          Through our Policy for Trading in Company Securities, we prohibit our directors, officers, and employees from engaging in the following types of transactions in Company securities:

          Short Sales.    Short sales evidence an expectation that the stock value will decline and signals to the market an absence of confidence in a company's short-term prospects. In addition, short sales may reduce the seller's incentive to improve company performance. For these reasons, we prohibit our directors, officers, and employees from engaging in short sales of the Company's securities. Moreover, Section 16(c) of the Exchange Act generally prohibits officers and directors from engaging in short sales.

          Publicly Traded Options.    A transaction in publicly traded options is, in effect, a bet on the short-term movement of a stock and may create the appearance of trading based on inside information. Transactions in options may also focus a person on short-term performance at the expense of a company's long-term objectives. Accordingly, we prohibit transactions in puts, calls, or other derivative securities with respect to Company securities.

          Hedging Transactions.    Hedging and monetization transactions allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. Hedging or monetization transactions can be accomplished through a number

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 29

GOVERNANCE OF OUR COMPANY (continued)

of possible mechanisms, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in a company's securities. These transactions allow the person to continue to own the security, but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as a company's other stockholders. We, therefore, prohibit our directors, officers, and employees from engaging in transactions that are designed to, or that may reasonably be expected to, have the effect of hedging or offsetting a decrease in the market value of Company securities.

          Pledging.    Securities held in a margin account may be sold by the broker without the customer's consent if the customer fails to meet a margin call. Similarly, securities pledged or hypothecated as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. A margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in a company's securities pursuant to a blackout period restriction. We, therefore, prohibit our directors, officers and employees from purchasing or borrowing against Company securities on margin, holding Company securities in a margin account, or pledging Company securities as collateral for a loan.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 30

OWNERSHIP OF SECURITIES

Securities Ownership of Certain Beneficial Owners and Management

          The following tables set forth information as of March 23, 2020 with respect to the beneficial ownership of our common stock by (i) each person known to own beneficially more than five percent of our common stock; (ii) each director (which includes each director nominee); (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. We are not aware of any pledges of our common stock which may at a subsequent date result in a change in control of the Company.

          The amounts and percentages of shares beneficially owned are reported on the basis of SEC rules and regulations governing the determination of beneficial ownership of securities. Under those rules and regulations, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the determination date, which in the case of the following table is May 21, 2020. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

          The percentage of beneficial ownership is based on 161,986,282 shares of our common stock outstanding as of March 23, 2020.

          Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

          The following table sets forth information with respect to any person known to us to be the beneficial owner of more than five percent of our common stock, based on information in Schedule 13Gs filed with the SEC and Company records:

Name	Number of Shares Beneficially Owned	Percent

BlackRock, Inc.(1)	9,256,451	5.71%
Fiduciary Management, Inc.(2)	9,745,498	6.02%
FMR LLC(3)	24,408,714	15.07%
The VanGuard Group, Inc.(4)	16,253,679	10.03%

(1)
BlackRock, Inc. ("BlackRock"), a parent holding company, reporting on behalf of the following subsidiaries which acquired the shares, BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd., beneficially owns 9,256,451 shares. It has sole power to vote or direct to vote 8,047,018 shares and sole power to dispose of or to direct the disposition of 9,256,451shares. BlackRock's address is 55 East 52nd Street New York, NY 10055.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 31

OWNERSHIP OF SECURITIES (continued)
(2)
Fiduciary Management, Inc. ("Fiduciary Management") beneficially owns 9,745,498 shares. It has sole power to vote or direct to vote 8,378,693 shares and sole power to dispose of or to direct the disposition of 9,745,498 shares. Fiduciary Management is an investment adviser registered under the Investment Advisers Act of 1940. Its principal business is to provide investment advisory services to institutions and individuals. The shares are owned directly by various accounts managed by Fiduciary Management. Fiduciary Management's address is 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.

(3)
FMR LLC ("FMR"), a parent holding company, filing on behalf of FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Personal Trust Company, FSB, FMR Co., Inc., Strategic Advisers, LLC, and Abigail P. Johnson, beneficially owns 24,408,714 shares. It has sole power to vote or direct to vote 931,681 shares and sole power to dispose of or to direct the disposition of 24,408,714 shares. FMR Co., Inc. beneficially owns five percent or greater of total outstanding shares. Abigail P. Johnson is a director, the chairman and the chief executive officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B stockholders have entered into a stockholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. FMR's address is 245 Summer Street, Boston, Massachusetts 02210.

(4)
The VanGuard Group, Inc. ("VanGuard") beneficially owns 16,253,679 shares. It has sole power to vote or direct to vote 123,375 shares, shared power to vote or direct to vote 50,865 shares, sole power to dispose of or to direct the disposition of 16,095,736 shares and shared power to dispose of or to direct the disposition of 157,943 shares. Vanguard Fiduciary Trust Company, a VanGuard wholly-owned subsidiary, is the beneficial owner of 63,745 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a VanGuard wholly-owned subsidiary, is the beneficial owner of 153,828 shares as a result of its serving as investment manager of Australian investment offerings. VanGuard's address is 100 Vanguard Blvd., Malvern, PA 19355.

          The following table sets forth the beneficial ownership of our common stock as of March 23, 2020 by our directors (which includes each director nominee) and named executive officers, calculated in accordance with SEC rules and regulations, and all of our directors and executive officers as a group.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 32

OWNERSHIP OF SECURITIES (continued)

Unless otherwise indicated, the address for each individual listed below is c/o HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

Directors and Executive Officers	Shares Owned Directly(1)	Stock Options/Stock Units Exercisable Within 60 Days	Vested Deferred Stock Units(2)	Total Shares Beneficially Owned	Percent

Kathleen J. Affeldt	–	4,350	17,750	22,100	*
Peter A. Dorsman	–	2,976	15,145	18,121	*
Stephen J. Konenkamp	1,000	2,020	–	3,020	*
Patrick R. McNamee	28,244	2,976	–	31,220	*
Scott D. Ostfeld	2,273	2,976	3,192	8,441	*
Charles W. Peffer	24,207	2,976	–	27,183	*
James A. Rubright	18,632	2,976	–	21,608	*
Lauren Taylor Wolfe	914,118	2,976	12,994	930,088	*
Joseph J. DeAngelo	487,692	589,532	–	1,077,224	*
Evan J. Levitt	42,790	230,416	–	273,206	*
Dan S. McDevitt	14,411	90,435	–	104,846	*
Bradley S. Paulsen	11,264	33,767	–	45,031	*
John A. Stegeman	82,962	152,440	–	235,402	*
Anna Stevens	7,804	34,105	–	41,909	*

Shares held by all directors and executive officers as a group (14 persons)	1,635,397	1,154,921	49,081	2,839,399	1.75%

*
Less than 1%

(1)
Mr. McNamee's ownership includes 3,868 shares held by a trust of which he and his spouse are beneficiaries and/or trustees. The ownership for Mr. Ostfeld represents vested stock compensation received for board service that was assigned to and settled in the name of JANA Partners, LLC. The ownership for Ms. Wolfe represents shares owned by Impactive Capital, LP. Ms. Wolfe is founding partner and managing director of Impactive. Ms. Wolfe disclaims beneficial ownership of the shares except to the extent of her pecuniary interest. Mr. DeAngelo's ownership includes 140,000 shares held by a trust with respect to which his spouse serves as trustee. Mr. DeAngelo disclaims any beneficial ownership of the shares held by the trust.

(2)
Each deferred stock unit represents the right to receive one share of our common stock, par value $0.01 per share, in accordance with the director's election to defer the receipt of vested restricted stock units or to convert cash fees to our common stock. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 33

DIRECTOR COMPENSATION

Director Compensation – Fiscal 2019

          The following table sets forth the compensation earned or paid to our non-employee directors in fiscal 2019.

Name	Fees earned or paid in cash(1) ($)	Stock Awards(2) ($)	Total ($)

Kathleen J. Affeldt	185,000	189,965	374,965
Peter A. Dorsman	107,508	129,962	237,470
Stephen J. Konenkamp	4,776	78,901	83,677
Patrick R. McNamee	107,500	129,962	237,462
Scott D. Ostfeld	100,000	129,962	229,962
Charles W. Peffer	122,500	129,962	252,462
James A. Rubright	117,500	129,962	247,462
Lauren Taylor Wolfe	110,018	129,962	239,980

(1)
The values for the fees earned or paid in the cash column represent fees earned for services performed during fiscal 2019. Ms. Taylor Wolfe and Mr. Dorsman elected to convert their cash fees to company common stock to be settled on termination of their board service. Mr. Ostfeld has assigned his board compensation to JANA Partners, LLC. Ms. Wolfe has assigned her board compensation payable after November 15, 2019 to Impactive Capital, LP.

(2)
The values for stock awards in this column represent the grant date fair value of the restricted stock units granted in fiscal 2019, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 12 — Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended February 2, 2020. The stock awards for the 2019 compensation year vest and will be settled in our common stock on May 19, 2020, with the exception that Ms. Affeldt, Ms. Taylor, and Messrs. Dorsman, Ostfeld and Konenkamp have elected to defer settlement of their vested stock awards until termination of board service.

Stock Awards – Fiscal 2019

          The aggregate number of stock awards made under our Board of Directors Compensation Policy and outstanding as of fiscal year ended February 2, 2020 for each of our non-employee directors in fiscal 2019 are set forth below. The awards are scheduled to vest on May 19, 2020.

Name	Restricted Stock Units (#)

Kathleen J. Affeldt	4,350
Peter A. Dorsman	2,976
Stephen J. Konenkamp	2,020
Patrick R. McNamee	2,976
Scott D. Ostfeld	2,976
Charles W. Peffer	2,976
James A. Rubright	2,976
Lauren Taylor Wolfe	2,976

Narrative Discussion

          The following is a narrative discussion of the material factors we believe are necessary to understand the information disclosed in the director compensation table.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 34

DIRECTOR COMPENSATION (continued)

          The Compensation Committee is responsible for reviewing and recommending to the board the compensation of our non-employee directors. Our board establishes non-employee director compensation after considering recommendations made by the Compensation Committee. The Compensation Committee and the board review the compensation level of our non-employee directors on a biennial basis. Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our non-employee director compensation, including a market review of the competitiveness of total compensation. For further information, See "Compensation Consultant and Use of Comparator Data" on pages 43-44. We believe that the compensation paid to our non-employee directors is reasonable and appropriate, in line with market practice, and is in the best interests of the Company and our stockholders because it allows us to attract and retain highly qualified non-employee directors which is critical to our long-term success.

          The Compensation Committee last reviewed non-employee director compensation in May 2019. Based on market benchmarking data, the Committee made no change to director compensation at that time.

          Director compensation is provided pursuant to our Board of Directors Compensation Policy. Mr. DeAngelo, Chairman, President and Chief Executive Officer, does not receive any compensation for service as a director. The director compensation year runs from the date of each annual stockholders meeting. As a matter of good corporate governance, the Omnibus Incentive Plan approved by our stockholders in May 2017 provides a maximum limit of $750,000 on director compensation (both cash and equity awards) for any board compensation year. The elements of our director compensation program are discussed in more detail below.

Equity Compensation

          Each non-employee director receives an annual equity award in the form of restricted stock units under the Company's Omnibus Incentive Plan. The number of restricted stock units is determined by dividing $130,000 ($190,000 for the independent lead director) by the closing price of our common stock on the grant date, which is the date of our annual stockholders meeting. Each restricted stock unit represents the contingent right to receive one share of our common stock. The restricted stock units vest on the earliest of: (1) the one-year anniversary of the grant date, (2) the Company's next annual stockholders meeting, or (3) a change in control, and will be settled upon vesting unless the director elects to defer settlement until termination of board service. A pro rata portion of the award vests upon termination of the director's service due to death, disability, or age 75 retirement based on the number of days of service during the year of termination. Equity compensation is prorated for directors who serve less than the full compensation year. Except as described above for terminations due to death, disability, or age 75 retirement, restricted stock units are forfeited on termination of board service before the awards have vested.

Cash Compensation

          Each non-employee director is paid an annual cash retainer for board service of $90,000, payable in installments at each quarterly board meeting. In addition, each non-employee director appointed to serve as a member of a standing board committee receives an annual cash retainer as follows: $12,500 for Audit Committee members; $10,000 for Compensation Committee members; and $7,500 for Nominating and Corporate Governance Committee members. Committee chairs are not eligible to receive the committee retainer, but instead receive a committee chair retainer as follows: $25,000 for

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 35

DIRECTOR COMPENSATION (continued)

the Audit Committee chair; $20,000 for the Compensation Committee chair and $15,000 for the Nominating and Corporate Governance Committee chair. Any non-employee board chairman would receive an annual cash retainer of $25,000, and the independent lead director receives an annual cash retainer of $75,000, in each case, that is in addition to the other cash retainers. Cash fees are prorated for directors who serve less than the full compensation year.

          Directors may elect to convert their cash fees into Company common stock in the form of deferred stock units. Each deferred stock unit represents the right to receive one share of our common stock. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

Travel Expense Reimbursements

          Directors are reimbursed for their reasonable expenses related to board membership, including first-class airfare on a commercial airline for travel to board meetings or for other Company business.

Stock Ownership Guidelines and Holding Period Requirements

          Our independent directors are expected to own shares of our common stock valued at five times the annual cash board retainer (or $450,000) within five years of their appointment or election to the board, under the terms of the Stock Ownership Guidelines adopted by the Compensation Committee. Directors are required to hold 50% of their vested stock awards until the ownership guidelines are satisfied. Certain directors have elected to defer settlement of their vested restricted stock units and deferred stock units until termination of board service. These deferred vested stock units are deemed owned for purposes of the stock ownership guidelines. Shares assigned by a director to, and that are held by, a significant Company stockholder are deemed owned by the director for purposes of the stock ownership guidelines if the director is a representative or employee of such stockholder and is prohibited from personally holding shares of Company common stock due to the internal policies of such significant stockholder and its associated investment funds.

          All directors, other than Mr. Ostfeld (joined the board during 2017) and Mr. Konenkamp (joined the board during 2019), satisfy the ownership guidelines of five times the annual cash board retainer.

Director Orientation and Continuing Education

          We provide orientation for new directors, and provide our directors with materials or briefing sessions on subjects that we believe will assist them in discharging their duties. We also engage third parties to provide either in-boardroom or dinner meeting education to our directors. To supplement the education we provide, we encourage our directors to attend external programs and reimburse up to $5,000 annually for the costs of attending such programs.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 36

EXECUTIVE COMPENSATION

          The following Compensation Discussion and Analysis provides information regarding the material elements of our fiscal 2019 compensation program for our "named executive officers," also referred to as our "NEOs." The named executive officers for fiscal 2019 are as follows:

    •
    Joseph J. DeAngelo – Chairman, President and Chief Executive Officer ("CEO")
    •
    Evan J. Levitt – Senior Vice President, Chief Financial Officer and Chief Administrative Officer
    •
    Dan S. McDevitt – General Counsel and Corporate Secretary
    •
    Bradley S. Paulsen – President, HD Supply Facilities Maintenance
    •
    John A. Stegeman – Executive President, HD Supply & President of Construction & Industrial – White Cap

          The Compensation Committee (for purposes of this Compensation Discussion and Analysis, the "Committee"), pursuant to its charter, is responsible for establishing, implementing, and reviewing on an annual basis our compensation programs and the compensation paid to our NEOs.

Executive Summary

2019 Executive Compensation Changes

          During fiscal 2018, the Committee initiated a review of the executive compensation program for fiscal 2019 that was led by the Committee's independent consultant, Pearl Meyer, with input from executive leadership (Mr. DeAngelo does not participate in discussions regarding his compensation). Pearl Meyer annually conducts an external market study to assess the competitiveness of current pay opportunities for the executive officers. The Committee also considers the stockholder say-on-pay advisory vote in determining executive compensation. At the last advisory vote in 2017, 97.23% of the say-on-pay votes cast were in favor of our executive compensation program. With input from the Committee's independent consultant, and taking into consideration the Company's say-on-pay vote outcome, the Committee approved the following primary changes for fiscal 2019.

    •
    Base salaries were increased for our NEOs, other than Messrs. DeAngelo and Stegeman, to reflect executive performance and to improve competitive positioning. Based on the market competitiveness of their base salary, Messrs. DeAngelo and Stegeman did not receive a merit increase for 2019. For more information, See "Compensation Discussion and Analysis – Components of Compensation – Base Salary" on page 45 setting forth the specific changes.
    •
    The Annual Incentive Plan for Executive Officers ("AIP") plan design and target opportunities for fiscal 2019 remained unchanged from fiscal 2018, other than the target opportunity for Mr. Devitt was increased from 50% to 75% of base salary to manage total cash compensation within a reasonable range of the median within our comparator group. See "Compensation Discussion and Analysis – Components of Compensation – Annual Cash Incentives" on pages 46-47 for additional information regarding the AIP.
    •
    The target long-term incentive grant values were increased for all our NEOs based on a subjective assessment of a variety of factors, including experience, business and personal performance, long-term potential, internal pay equity, tenure and retention value, and to manage total compensation within a reasonable range of the median within our comparator group. For more information, See "Compensation Discussion and Analysis – Components

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 37

EXECUTIVE COMPENSATION (continued)

      of Compensation – Annual Equity Incentives" on pages 47-50 setting forth the specific changes.

    •
    Performance awards were added to the long-term incentive mix beginning in fiscal 2018 and continued for fiscal 2019, increasing the pay-for-performance nature of our long-term incentive program while creating additional focus and accountability on achieving and sustaining long-term earnings per share and free cash flow growth. See "Compensation Discussion and Analysis – Components of Compensation – Annual Equity Incentives" on pages 47-50 for additional information regarding the performance awards.

          After giving effect to these changes, the following charts reflect the target pay mix for the CEO and the other NEOs for fiscal 2019:

CEO 2019 TARGET TOTAL DIRECT COMPENSATION MIX	OTHER NEOs 2019 TARGET TOTAL DIRECT COMPENSATION MIX

2019 Company Performance Results

          The Company achieved the following results for fiscal 2019:

    •
    Net sales increased $99 million, or 1.6%, as compared to fiscal 2018. On an organic basis, net of changes to selling days, Net sales increased $179 million, or 3.0%, as compared to fiscal 2018
    •
    Net income increased $58 million to $452 million for fiscal 2019, as compared to $394 million for fiscal 2018
    •
    Income from continuing operations increased $60 million to $451 million for fiscal 2019, as compared to $391 million for fiscal 2018
    •
    Gross profit increased $28 million, or 1.2%, to $2,403 million during fiscal 2019 as compared to fiscal 2018
    •
    Gross profit as a percent of Net sales decreased approximately 20 basis points to 39.1%, as compared to 39.3% for fiscal 2018
    •
    Net income per diluted share increased $0.54 to $2.71, as compared to $2.17 for fiscal 2018
    •
    Income from continuing operations per diluted share increased $0.55 to $2.70, as compared to $2.15 for fiscal 2018
    •
    Operating income decreased $1 million, or 0.1%, as compared to fiscal 2018

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 38

EXECUTIVE COMPENSATION (continued)
    •
    Adjusted net income per diluted share was $3.57 for fiscal 2019, as compared to $3.40 for fiscal 2018
    •
    Adjusted EBITDA increased $2 million to $873 million, or 0.2%, as compared to fiscal 2018
    •
    Adjusted net income decreased $23 million to $596 million, or 3.7%, as compared to fiscal 2018
    •
    Working capital, excluding cash and cash equivalents, increased $14 million from February 3, 2019 to February 2, 2020
    •
    Total stockholder return for fiscal 2019 was –2.9%
    •
    A portion of the total stockholder return was attributable to $384 million in share repurchases during the year

          The Company supplements its reporting of Net income with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, and net debt referred to herein, including a reconciliation, if available, to the most comparable GAAP measure, is included under Management's Discussion and Analysis of Financial Condition and Results of Operations – Key business metrics – Adjusted EBITDA and Adjusted Net Income in our annual report on Form 10-K filed by the Company on March 17, 2020.

2019 Executive Compensation and Pay-for-Performance Results

          The Company's financial results and stockholder returns in fiscal 2019 yielded the following payouts under the Company's short-term and long-term incentive programs, as follows:

    •
    AIP payouts were earned at a weighted average payout of 40.34% of target for Messrs. DeAngelo, Levitt, and McDevitt;
    •
    AIP payout was earned at a weighted average payout of 36.18% of target for Mr. Paulsen;
    •
    AIP payout was earned at a weighted average payout of 45.37% of target for Mr. Stegeman;
    •
    Stock options and restricted stock awards granted in March 2019 decreased in value commensurate with the decrease in stock price ($43.23 on grant date and $40.74 at fiscal year end); and
    •
    It is management's current expectation that performance-based stock awards granted in March 2018 are on track to be earned at or above target and the performance awards granted in March 2019 are on track to be earned below target based on cumulative adjusted earnings per share and cumulative free cash flow results through fiscal 2019. See "Compensation Discussion and Analysis – Components of Compensation – Annual Equity Incentives" on pages 47-50 for additional information regarding the performance awards.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 39

EXECUTIVE COMPENSATION (continued)

          With respect to CEO pay, the following illustrates target versus realizable pay for fiscal 2019:

CEO 2019 Target vs. Realizable Compensation

          The following definitions were used for realizable pay:

    •
    Base Salary: actual base salary earned during fiscal 2019 (target base salary is based on the 12-month merit cycle that begins in March)
    •
    Annual Incentive: actual short-term incentive paid for fiscal 2019 performance
    •
    Stock Options: fiscal year end in-the-money value of stock options granted in March 2019 (all unvested at fiscal year end)
    •
    Restricted Stock: fiscal year end value of restricted stock awards granted in March 2019 (all unvested at fiscal year end)
    •
    Performance Awards: fiscal year end intrinsic value of target level performance award grant in March 2019 (all unvested at fiscal year end)

          None of the equity value shown in the chart above was vested as of fiscal year end, which the Committee believes provides strong ongoing performance and retention strength.

          In evaluating fiscal 2019 performance and pay results, the Committee believes it reflects strong alignment between pay and performance, while also allowing the Company to attract and retain talent.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 40

EXECUTIVE COMPENSATION (continued)

The Committee also believes that the Company has sound overall governance processes, practices, and policies, as evidenced by the following:

What We Do	What We Don't Do or Allow

✓

executive sessions without management

✓

independent compensation consultant

✓

review of total compensation tally sheets

✓

annual compensation risk assessment

✓

significant amount of pay "at risk"

✓

significant use of equity-based pay

✓

minimum three year vesting on equity awards

✓

capped incentive opportunities

✓

clawback policy upon a restatement

✓

robust stock ownership requirements

✓

performance-based equity awards

✗

excessive severance

✗

single trigger equity acceleration on a change in control where awards honored or assumed

✗

parachute excise tax gross-ups

✗

option repricing or buyouts

✗

hedging, pledging, or short sales of our securities

Determining Executive Compensation

          The Committee oversees and directs our executive compensation process and plan designs. Working under the guidance and direction of the Committee and its independent compensation consultant, our human resources team develops and implements programs that we believe are aligned with the strategies and philosophies embraced by the Committee and our Company. Our finance team heavily supports the process by providing financial analysis and input and review of program design. Except with respect to his own compensation, our CEO has final management-level review of any compensation program before it is sent to the Committee for consideration and approval. The Committee has the task of evaluating and approving our material compensation programs, including our equity compensation program. Management frequently consults with the Committee during the design process to obtain its direction and feedback on how the design of our executive compensation programs support the overall strategy of the Company. As described below, data from outside consultants are also used during the design process to obtain further insight into the features of our compensation program.

          We consider the cost (including aggregate share usage and dilution) of the various components of our compensation program in evaluating the overall balance and reasonableness of our executives' total direct compensation packages. We review total compensation levels for executive officers at least annually through the use of tally sheets that quantify each element of direct and indirect compensation provided to individual executives and the portion of the executive's total compensation represented by each element of compensation. This annual review of tally sheets also includes information on the value of executives' unexercised stock options and unvested performance awards and outstanding stock awards, as well as an evaluation of the payments and benefits that would be paid to executive officers in the event of termination of employment, including retirement or following a change in control of the Company. The tally sheets provide useful context but do not materially impact executive compensation decisions.

          Our CEO provides the Committee with a performance assessment for each of the other current NEOs. Our CEO, chief financial officer, chief people officer, and general counsel generally attend

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 41

EXECUTIVE COMPENSATION (continued)

regularly scheduled quarterly Committee meetings, but are not present for the executive sessions or for any discussion of his or her own compensation. The Committee approves the amount and form of each element of compensation (including base salary, annual cash incentive compensation, equity-based incentive compensation, benefits, and perquisites) for the CEO and approves each element of compensation for our other executive officers after considering performance assessments and compensation recommendations made by management. The Committee may not delegate its authority for approval of executive officer compensation.

          Since 2009, the Committee has engaged Pearl Meyer, a leading executive compensation advisor, to provide input with respect to our executive compensation programs, including a market review of the competitiveness of total compensation of our executives and a review of our equity program. A representative from Pearl Meyer attends our Committee meetings. For further information, See "Compensation Discussion and Analysis – Compensation Consultant and Use of Comparator Data" on pages 43-44.

Philosophy and Objectives

          Our Company and our aspiration to be "First Choice" are built on the mission of "One Team, Driving Customer Success and Value Creation," a philosophy we believe is best embodied by our SPIRIT values:

Service:	Help our customers succeed by delivering exceptional service and the best total value experience
Performance:	Exceed our commitments every day to our team, customers, suppliers, stockholders and communities
Integrity:	Always do the right thing and always take the high road
Respect:	Treat team members the way you would like you and your family to be treated
Innovation:	Seek new and creative ways to build a reliable, effective and efficient chain of execution for our customers
Teamwork:	Win together by creating an environment where every individual puts the team first

          The Committee and our management believe that fostering these values requires a performance culture geared toward customer success and sustainable, long-term profitability. The Company's compensation programs are designed to reward achievement of these goals, thereby attracting and retaining talent that will contribute to such a culture. In particular, our executive compensation programs are intended to meet the following objectives:

    •
    Balance commitment, long-term financial success, short-term operational excellence, and achievement of short-term goals. This balance includes, but is not limited to, driving profitable growth while aligning our executives' long-term interests with stockholders' interests.
    •
    Attract, retain, motivate, and reward our top executive talent.
    •
    Differentiate rewards based on outstanding individual performance so as to promote a high-performance culture geared toward customer success and sustainable, long-term profitability.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 42

EXECUTIVE COMPENSATION (continued)

          In addition, we intend that our compensation programs will be aligned with:

    •
    Our business strategy:  Our compensation programs link pay to our business strategy by rewarding executives upon achievement of profitability, long-term growth, excellence in achievement of short-term operational and financial goals, and by reinforcing the "One Team" philosophy.

    •
    Our stockholders' interests:  Through the strategic use of equity-based compensation, the total compensation of our executives is directly linked to the sustained value they create for our stockholders.

    •
    Our goal of retaining and motivating key talent:  To retain the best executive talent, the total compensation opportunity is designed to provide attractive levels of compensation if performance targets are met and upside opportunity when performance targets are exceeded.

Compensation Consultant and Use of Comparator Data

          During fiscal 2019, the Company requested and received information from Pearl Meyer with respect to potential conflicts of interest, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies and procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (5) any Company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Compensation Committee concluded that the work of Pearl Meyer did not raise any conflict of interest.

          In general, neither the Company nor the Committee has exclusively relied on any of the data or advice received from Pearl Meyer as to the amount of any particular item of compensation. Pearl Meyer provides input which the Company and Committee take into consideration, as the case may be, on the particular element of compensation under consideration.

          The Committee reviews compensation levels and practices at comparator companies in setting the compensation of our NEOs and when reviewing or establishing the Company's compensation programs for other associates. The information is used to help the Committee better understand the competitive market and how executives are compensated at other companies that are similar in size or industry or with whom we compete for talent.

          We seek comparators that share a similar industrial distribution model or are a direct competitor to a specific business unit. Companies are, therefore, included in the comparator group because they (1) operate in the same business as the Company or one of our business units (industrial distribution of building supplies), (2) operate in a similar business (distribution of any product), or (3) operate in a similar business model (business to business). The comparator group was developed by Pearl Meyer, with input from management and the Committee, and has been used to provide input into both the value of total compensation for executives as well as the relative value of each component of compensation. We do not rely on percentile rankings of compensation within the comparator group to determine specific compensation amounts for the NEOs; rather, the comparator group is used to identify programs and levels of pay which management and the Committee consider when evaluating our own programs.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 43

EXECUTIVE COMPENSATION (continued)

          The Committee conducted a review of the comparator group during fiscal 2018, with input from Pearl Meyer, to ensure that the comparator group continues to remain relevant from an industry and size perspective in light of recent acquisition and disposition transactions by the Company.

          For fiscal 2019 compensation decisions, the following comparator group has been used, consisting of companies in the same or similar business or having a similar business model:

2019 Comparator Group

Applied Industrial Technologies, Inc.	LKQ Corp.	WESCO International, Inc.
Beacon Roofing Supply, Inc.	MRC Global, Inc.	W.W. Grainger, Inc.
CDW Corporation	MSC Industrial Direct Co., Inc.	Univar, Inc.
Fastenal Co.	United Rentals, Inc.
Henry Schein, Inc.	Watsco, Inc.

          As a secondary market reference, the Committee may also review the compensation levels and practices at local competitors for executive talent, including the following companies:

2019 Secondary Market Reference – Talent Competitors

Mohawk Industries, Inc.	Graphic Packaging Holding Company
PulteGroup, Inc.	Flowers Foods, Inc.
AGCO Corporation	Aaron's, Inc.
NCR Corporation	BMC Stock Holdings, Inc.
Asbury Automotive Group, Inc.	Carter's, Inc.

Components of Compensation

          The Company believes that the compensation programs it maintains are important in achieving the compensation goals described above. For fiscal 2019, the principal components of compensation for the NEOs were base salary, annual cash incentives, annual equity incentives, and benefits and perquisites.

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which may contain certain employment arrangements, including severance payments. Each of our NEOs is also party to a change in control agreement. These arrangements are discussed more fully under "Potential Payments upon Termination or Change in Control" on pages 51 and 59. Information regarding the impact of an employment termination or change in control under our equity plans is discussed under "Stock Plans" on pages 59-62.

          Each of the components of compensation for the NEOs is discussed below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 44

EXECUTIVE COMPENSATION (continued)

          The design of each component of compensation fits into the overall executive pay program and supports the philosophy and objectives previously discussed in the following manner:

Pay Component	Objective of Pay Component	Key Measures

Base salary	• Provides competitive pay while managing fixed costs	• Individual performance and contribution
	• Rewards an executive for exemplary achievements against non-financial goals	• Scope of responsibilities
• Experience
• Achievement of non-financial goals
Annual cash incentives	• Focuses on short-term operational metrics that drive and support our long-term strategy	• Achievement of agreed upon operating plan goals in profitability and working capital
	• Where applicable, creates incentives for performance based on performance of individual NEO's business unit	• Achievement of agreed upon performance goals of individual business unit
Annual equity incentives	• Aligns executive interests to stockholder interests by rewarding long-term focus on profitability and value creation for the enterprise	• Growth in stock value
	• Assists in the retention of key talent	• Growth in adjusted earnings per share and free cash flow
	• Creates an "ownership culture"	• Employment retention through the vesting period of equity awards
Benefits and perquisites	• Benefits provide a safety net of protection in the case of illness, disability, or death	• Benefits are provided to executives on the same basis as provided to our salaried associates
	• Perquisites generally enable the executive to perform their duties efficiently and minimize distractions	• Perquisites are valued by our executives at minimal cost to us
Change in control benefits	• Focuses management on acting in the best interests of our stockholders in a change in control context	• Double trigger — benefits paid upon occurrence of a change in control and involuntary or constructive termination

Base Salary

          Base salaries are established at levels designed to attract and retain top executive talent while managing fixed costs at an appropriate level. The determination of any particular executive's base salary

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 45

EXECUTIVE COMPENSATION (continued)

is based on personal performance and contribution, experience in the role, changes to the scope of responsibilities, market rates of pay, and internal equity. The fiscal 2019 salary increases were based on these factors, but were primarily focused on bringing base salary closer to market rates of pay based on comparator group benchmarking for the position. Messrs DeAngelo and Stegeman did not receive a merit increase for fiscal 2019 based on the market competitiveness of their salary.

          The following summarizes the salary increases for fiscal 2019 for each NEO. The salary increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 53 is base salary earned during the relevant fiscal year.

Name	2018	2019	$ Increase	% Increase

Joseph J. DeAngelo (CEO)	1,000,000	1,000,000	-	-
Evan J. Levitt (CFO)	522,501	559,076	36,575	7
Dan S. McDevitt	386,595	413,657	27,062	7
Bradley S. Paulsen	400,000	460,000	60,000	15
John A. Stegeman	792,227	792,227	-	-

          Each year, our CEO, with input from human resources, proposes base salary increases, if any, for all NEOs, excluding himself, based on the foregoing factors and the Company's merit increase budget prepared by management. His proposal is subject to review and approval (with or without modifications) by the Committee after consideration of these factors. Our human resources team, with input from the Committee's independent compensation consultant, works directly with the Committee with respect to any changes to Mr. DeAngelo's base salary, and any changes are approved by the Committee, after the board conducts our CEO's annual performance review. Our CEO is not present during voting or deliberations on his compensation.

Annual Cash Incentives

          Annual cash incentives are designed to focus the NEOs on producing superior results against key financial metrics relevant to the Company as a whole or to the individual business unit(s) that the NEO leads. By tying a significant portion of the executive's total annual cash compensation to annual variable pay, we reinforce our "pay for performance" culture and focus our executives on critical short-term financial and operational objectives which also support our long-term financial goals.

          All of our NEOs participate in the AIP, which provides cash-based incentives dependent on annual results against the key financial metrics described below. AIP target payouts to our NEOs are expressed as a percentage of base salary. Annually, these percentage targets are reviewed against comparator data and adjusted, if necessary, based on the Committee's estimation of what level of targeted payouts is necessary to retain, motivate, and reward our executives.

          For fiscal 2019, the AIP performance payout weighting was based on an 80% adjusted earnings before interest, taxes, depreciation, and amortization target ("Adjusted EBITDA") and on a 20% average working capital as a percentage of sales target ("AIP-Working Capital"). Adjusted EBITDA for the fiscal 2019 AIP performance payout is Adjusted EBITDA as defined in the Company's fiscal 2019 annual report on Form 10-K. Additional information regarding Adjusted EBITDA referred to herein is included under Management's Discussion and Analysis of Financial Condition and Results of Operations—Key business metrics—Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K for the fiscal year ended February 2, 2020. AIP-Working Capital is computed by

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 46

EXECUTIVE COMPENSATION (continued)

averaging the gross working capital at the end of each fiscal month divided by the fiscal year sales. Gross working capital was selected to focus on operational working capital and to mitigate any incentive to alter results through adjustments to accruals or reserves.

          For fiscal 2019, we viewed Adjusted EBITDA as the key operating metric that would drive business profitability. The AIP-Working Capital measure is intended to increase the focus on cash management across the Company, to avoid creating disincentives for investment in growth, and to reward teams for incremental annual improvements in working capital while continuing to grow EBITDA.

          These results were measured at various levels for each NEO based on their role and responsibilities, as follows:

    •
    DeAngelo, Levitt, and McDevitt – Consolidated Global Support Center (GSC);
    •
    Paulsen – HD Supply Facilities Maintenance, USABlueBook and Facilities Maintenance Canada; and
    •
    Stegeman – HD Supply Construction & Industrial-White Cap (86%); Home Improvement Solutions (HIS) (10%); and Construction & Industrial-White Cap Canada (4%).

          The following are the performance and payout scales that were approved by the Committee in March 2019 for the fiscal 2019 annual cash incentives for NEOs, as well as the actual performance results for 2019.

	Adjusted EBITDA (80% Weight)								AIP-Working Capital % of Sales (20% Weight)
($ in millions)	GSC ($)	C&I ($)	C&I Canada (CAN$)	HIS ($)	FM ($)	FM USABB ($)	FM Canada (CAN$)	Payout % of Target	GSC (%)	C&I (%)	C&I Canada (%)	HIS (%)	FM %	FM USABB (%)	FM Canada (%)	Payout % of Target

Threshold	870.7	280.4	16.9	31.8	546.0	33.6	5.9	25	19.6	21.1	21.1	13.0	19.2	18.8	18.2	50
Target	939.5	307.2	19.4	34.0	583.7	35.8	6.5	100	18.5	19.9	19.9	12.2	18.1	17.7	17.2	100
Stretch	997.9	338.0	21.3	36.0	606.4	37.2	6.7	150	17.4	18.7	18.7	11.5	17.0	16.7	16.1	150
Maximum	1,042.3	360.7	29.0	39.0	624.5	38.3	6.9	200	16.3	17.5	17.5	10.8	15.9	15.6	15.1	200

Actual	873.0	280.5	16.4	33.7	546.4	36.1	6.5		18.7	19.9	20.9	11.4	18.6	17.7	17.3
Payout % of Target	27.69	25.18	0.00	89.40	25.97	112.37	101.11		90.93	100.48	58.16	157.39	77.00	100.00	93.46

          Based on the pre-approved goals and payout ranges, and actual results, the following summarizes the actual amounts earned by each NEO under the fiscal 2019 AIP:

		Target AIP Opportunity
				Weighted Avg Payout % of Target
Name	Base Salary	% Salary	$ Value		Actual AIP Award(1)

Joseph J. DeAngelo (CEO)	1,000,000	150	1,500,000	40.34	605,070
Evan J. Levitt (CFO)	559,076	75	419,307	40.34	169,140
Dan S. McDevitt	413,657	75	310,243	40.34	125,146
Bradley S. Paulsen	460,000	75	345,000	36.18	124,807
John A. Stegeman	792,227	100	792,227	45.37	359,445

Annual Equity Incentives

          Our NEOs participate in the Company's long-term incentive plan, which provides annual equity grants to our NEOs under the Company's Omnibus Incentive Plan that was approved by our stockholders in May 2017 (the "Omnibus Plan"). The Omnibus Plan is an amendment and restatement of the Company's 2013 Omnibus Stock Incentive Plan (the "2013 Plan"), which replaced and succeeded

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 47

EXECUTIVE COMPENSATION (continued)

the HDS Investment Holding, Inc. Stock Incentive Plan ("Prior Plan") that was adopted by the board shortly following our separation from Home Depot in 2007 (collectively, the Omnibus Plan, 2013 Plan and the Prior Plan are referred to as the "Stock Plan"). Upon adoption of the 2013 Plan, the Prior Plan terminated and no future awards may be made under that plan. However, awards previously granted under the Prior Plan are unaffected by its termination.

          The Company believes that granting equity awards under the Stock Plan is an effective way to align executive performance to our key goal of increasing value for the Company's stockholders. The view of the Committee is that, assuming that our management is successful in increasing the value of the Company, equity awards under the Stock Plan will have a high potential value for all participants as a percentage of total compensation. The vesting component is intended to maximize the retentive effect of the equity grants.

          Performance awards were added to the annual grant mix for the named executive officers beginning in fiscal 2018 and continued in fiscal 2019. The grant mix for 2019 is 50% stock options, 25% restricted stock, and 25% performance awards. The Committee believes that adding performance awards to the long-term incentive mix increases the pay-for-performance nature of the long-term incentive program while creating additional focus and accountability for achieving and sustaining long-term adjusted earnings per share and free cash flow growth.

          The performance award is tied to cumulative adjusted earnings per share (50% of the award) and cumulative free cash flow (50% of the award) over a three-year period (fiscal 2018-fiscal 2020 for the March 2018 performance award and fiscal 2019-fiscal 2021 for the March 2019 performance award), with a payout opportunity, assuming a threshold level of performance is achieved, of 50% at threshold, 100% at target and 200% maximum, interpolated for performance between threshold/target and target/maximum achievement levels, with new three-year performance period grants made annually. "Cumulative adjusted earnings per share" means the sum of the adjusted net income per diluted weighted-average common shares outstanding for each fiscal year during the three-year performance period. Adjusted net income is defined as net income (loss) less income from discontinued operations, net of tax, further adjusted for loss on extinguishment of debt and certain non-cash, non-recurring, non-operational, or unusual items, net of tax. "Cumulative free cash flow" means the cumulative net cash provided by (used in) operating activities, reduced by capital expenditures for the period, as such terms are defined by U.S. GAAP. Additional information regarding free cash flow is included under Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity, capital resources and financial condition—Sources and uses of cash" in our annual report on Form 10-K for the fiscal year ended February 2, 2020.

          Performance award shares are granted at the target level of performance. Participants receive payouts in the form of common stock at the end of the performance period in amounts determined by the extent to which the established performance goals were met. The Committee may adjust the performance goals for any performance period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

          Quantitative performance targets for the awards, and actual performance relative to these targets, will be disclosed after the performance period is completed in January 2021 for the 2018 performance award and January 2022 for the 2019 performance award and actual Company results for the performance period have been fully disclosed. We believe that disclosure of targets relating to future

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 48

EXECUTIVE COMPENSATION (continued)

periods could result in substantial competitive harm to the Company since the targets reflect our plans and aspirations to grow our business and may be interpreted as guidance by some investors and provide our competitors significant insight into our internal strategic plans over the next three years. The performance targets are cumulative for the three-year performance period and are not annual targets. The intent is to set targets sufficiently high to provide incentive to achieve a high level of performance. The Committee believes that the targets are appropriate in light of our revenue for prior years, our internal forecast, and the macroeconomic and industry environments at the time of grant. The target-level performance goals can be characterized as requiring strong performance, meaning that although attainment of this performance level is uncertain, it can be reasonably anticipated based on the Company's historical performance that target performance may be achieved, while the threshold target is more likely to be achieved and the maximum target requires more aggressive levels of performance and is less likely to be achieved. It is management's current expectation that performance-based stock awards granted in March 2018 are on track to be earned at or above target and the performance awards granted in March 2019 are on track to be earned below target based on cumulative adjusted earnings per share and cumulative free cash flow results through fiscal 2019.

          The Committee made an annual equity grant to NEOs in March 2019 in the form of nonqualified stock options (50% of grant value), restricted stock awards (25% of grant value), and performance awards (25% of grant value). The stock option and restricted stock awards vest in four equal annual installments on each of the first through fourth anniversaries of the grant date. Performance awards earned based on performance through fiscal 2019 will vest on the third anniversary of the grant date. The March 2019 grants were based on the following percentages of each NEO's fiscal 2018 base salary.

NEO	% of Base Salary (2019 Grants)	% of Base Salary (2018 Grants)

Joseph J. DeAngelo (CEO)	450	425
Evan J. Levitt (CFO)	300	250
Dan S. McDevitt	200	150
Bradley S. Paulsen	300	55
John A. Stegeman	200	150

          The target long-term incentive grant values were increased for all our NEOs for fiscal 2019 based on a subjective assessment of a variety of factors, including experience, business and personal performance, long-term potential, internal pay equity, tenure and retention value, and to manage total compensation within a reasonable range of the median within our comparator group. For more information, See "Components of Compensation, Annual Equity Incentives" beginning on page 47.

          Fifty percent of the foregoing percentages of base salary was divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, 25% was divided by the per share closing price of our common stock on the grant date to determine the number of restricted shares, and 25% was divided by the per share closing price of our common stock on the grant date to determine the number of performance awards. The percentage of base salary amount and the allocation percentage among stock options, restricted stock and performance awards was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on pages 43-44, prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, but actual pay decisions may also be based on a subjective assessment of a variety of

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 49

EXECUTIVE COMPENSATION (continued)

factors, including experience, individual performance, Company performance, department performance, long-term potential, internal pay equity, tenure, and retention value.

          The addition of stock options to the annual grant mix in fiscal 2016 and performance awards in fiscal 2018 was intended to significantly enhance the pay-for-performance orientation of the long-term incentive plan and to create even stronger stockholder alignment. This is accomplished by having a component of the annual equity grant that will only deliver value to executives if value is delivered to stockholders through stock price appreciation (stock options), while creating additional focus and accountability for achieving and sustaining long-term adjusted earnings per share and free cash flow growth (performance awards). The Committee will continue to evaluate the long-term incentive plan design each year to ensure alignment with business priorities and market practices, and may approve further changes to the plan design in subsequent years.

Benefits and Perquisites

          The benefits provided to our NEOs are the same as those generally provided to our other salaried associates and include medical, dental and vision insurance, basic life insurance and accidental death and dismemberment insurance, short and long-term disability insurance, and a 401(k) plan.

          Our executives participate in a limited number of perquisite programs. We maintain these programs because they are valued by our NEOs but impose relatively little cost to us. Based on market research, the level of benefit provided was generally below the level of benefit provided by industry peers.

          All of the NEOs participate in the executive basic life insurance plan. Under this plan, the beneficiary of a participant who dies while employed by us is entitled to a lump sum payment of $500,000. The participant owns the insurance policy, and the Company pays the premium on his or her behalf. The value of the premium for fiscal 2019 ranged from $600 to $2,580 and was taxable to the executive.

          Other benefits provided to our NEOs include use of a company car, the purchase of a company car for less than market value, reimbursement for financial planning services, and, with respect to our CEO, use of a company gym not generally available to other employees. The value of providing company cars and reimbursement for financial planning services is taxable to the executive and is grossed up to avoid reducing the value of the benefits. Each of our NEOs received a financial planning services benefit for fiscal 2019 ranging from $15,000 to $18,000. Our NEOs received a company car benefit for fiscal 2019 ranging from $26,828 to $52,808. Our CEO's use of a company gym was valued at $1,671, which is the average annual membership fee for athletic clubs near the Company's Atlanta headquarters.

          Because the Company's business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team, all NEOs are strongly encouraged to take advantage of comprehensive executive physical examinations paid for by the Company. The value of executive physical examinations for our NEOs for fiscal 2019 ranged from $287 to $3,546.

          At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on the life insurance, financial planning and car benefits. This additional payment is also

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 50

EXECUTIVE COMPENSATION (continued)

taxable to the executive and is grossed up. The tax gross-ups received by our NEOs for fiscal 2019 ranged from $16,345 to $56,722.

          Other personal benefits provided were travel costs that had both a business and personal benefit. The value of other personal benefits ranged from $978 to $6,212.

          For the amount of perquisites and other personal benefits for each executive, please refer to the All Other Compensation table on page 54.

Change in Control Agreements

          To focus management on acting in the best interests of our stockholders in a change in control context, consistent with peer benchmarking with respect to executive level change in control agreements, the Committee approved agreements for our executive officers that generally provide for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). We believe that providing this protection to our senior executives aids retention and minimizes any disincentive to pursue a transaction that would be good for our stockholders but potentially bad for individual executives due to job loss. Benefits are predicated upon a "double trigger" (consummation of a change in control and qualifying employment termination) and no excise tax gross-ups are provided to the executives, thereby protecting the interests of our stockholders. See "Potential Payments Upon Termination or Change in Control" on page 59 for a summary of the material provisions of these agreements.

Other Policies and Practices

Risk Assessment

          During fiscal 2019, management and the Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation system, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company. See page 27 for additional details.

Policy on Recovering Incentive Compensation in the Event of a Restatement

          The board has adopted a clawback policy that provides us with the ability to require reimbursement or cancellation of any bonus or other incentive-based compensation, including stock-based compensation, awarded or paid to any current or former executive officer of the Company during the three-year period prior to a restatement if the incentive compensation was predicated upon the achievement of financial results that were subsequently the subject of restatement, the executive officer engaged in fraud or intentional misconduct that was a substantial contributing cause to the need for the restatement, and a lower award would have been made to the executive officer based upon the restated financial results. The policy applies to incentive compensation awarded, vesting, or paid to an executive

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 51

EXECUTIVE COMPENSATION (continued)

officer after the 2013 effective date of the policy. The policy is in addition to the requirements of applicable law and other legal remedies available to the Company.

Stock Ownership Guidelines and Holding Period Requirements

          Pursuant to our stock ownership guidelines, our NEOs are required to own shares of our common stock having a value equal to a specific multiple of the NEO's base salary. Those multiples are, for our CEO (Mr. DeAngelo): five times; for our Chief Financial Officer and business unit leaders (Messrs. Levitt, Paulsen and Stegeman): three times; and for our functional leaders (Mr. McDevitt): one times. These ownership levels must be achieved within the later of five years from the 2013 effective date of the policy or the date the person becomes an executive officer. Our NEOs must hold 50% of vested shares (except for shares withheld or sold to pay required tax withholding and the exercise price for options) until they are in compliance with the guidelines. Our stock ownership guidelines count the following types of ownership: shares owned outright; shares owned directly by a spouse, domestic partner, or minor child; shares owned indirectly through beneficial trust ownership; vested shares or vested stock units held in any Company plan; and the in-the-money value of vested stock option awards. Compliance is evaluated annually by the Committee as of the end of each fiscal year, using a thirty-day closing stock price average to mitigate the impact of short-term price variations. The guidelines further our core philosophy that our NEOs should also be owners of our Company. The guidelines are based on our expectation that each NEO will maintain a targeted level of investment in our stock so that the interests of our NEOs and our stockholders are closely aligned, and our NEOs have a strong incentive to provide effective management. All of our NEOs satisfied the targeted ownership guidelines as of the end of fiscal 2019 other than Mr. Paulsen, who has five years from his September 2018 executive officer appointment to achieve compliance with the guidelines.

No Hedging, Pledging or Short Sales

          Through our Policy for Trading in Company Securities, we prohibit our directors, executive officers and employees from engaging in hedging, pledging or short sales with respect to Company securities.

Deductibility of Compensation

          Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount of compensation that we may deduct in any one year with respect to certain "covered employees." Beginning in 2018, the Tax Cuts and Jobs Act repealed the performance-based compensation exception to Section 162(m), making previously deductible performance-based compensation now subject to the $1 million limit. In making its compensation decisions, the Committee considers the impact of Section 162(m), along with other relevant factors (see foregoing Compensation Discussion and Analysis discussion), and provides compensation that it believes is consistent with the best interests of the Company and its stockholders. Such compensation may not be tax deductible.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 52

EXECUTIVE COMPENSATION (continued)

Summary Compensation Table for Fiscal 2019

          The following table sets forth the compensation of our chief executive officer, chief financial officer, and the three other most highly compensated executive officers for fiscal 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Joseph J. DeAngelo	2019	1,000,000	–	2,249,949	2,249,989	605,070	120,526	6,225,534
Chief Executive Officer	2018	1,019,231	–	2,124,947	2,124,990	2,123,310	74,693	7,467,171
	2017	1,000,000	–	1,062,487	3,187,488	1,072,770	47,601	6,370,346
Evan J. Levitt	2019	553,927	–	783,673	783,746	169,140	79,923	2,370,409
Chief Financial Officer	2018	532,549	–	653,116	653,121	554,715	92,364	2,485,865
	2017	515,193	–	356,212	1,068,745	280,261	64,250	2,284,661
Dan S. McDevitt	2019	410,014	–	386,563	386,590	125,146	68,905	1,377,218
General Counsel and	2018	388,623	–	263,527	263,579	273,620	87,199	1,276,548
Corporate Secretary	2017	348,150	–	123,711	123,739	125,675	73,745	795,020
Bradley S. Paulsen	2019	451,923	–	599,946	599,987	124,807	72,773	1,849,436
President, Facilities	2018	337,751	–	125,575	245,210	244,629	9,404	962,569
Maintenance	2017	272,694	77,910	121,462	121,493	105,913	7,411	706,883
John A. Stegeman	2019	792,227	–	792,147	792,224	359,445	105,341	2,841,384
President, Construction &	2018	807,462	–	594,141	594,159	1,048,234	66,597	3,110,593
Industrial	2017	792,227	–	198,015	594,158	716,066	54,653	2,355,119

(1)
Amounts set forth in the Stock Awards column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 and are composed of equal amounts of restricted stock and performance awards. The grant date fair value of the performance awards assuming the highest level of performance conditions will be achieved is 200% of one-half the amount reported in the Stock Awards column. Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 12—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended February 2, 2020. For further detail regarding the awards, please refer to the Grants of Plan-Based Awards Table on pages 55-56.

(2)
Amounts set forth in the Option Awards column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 12—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended February 2, 2020.

(3)
Non-equity incentive plan compensation reflects amounts earned for fiscal 2019 under the Company's AIP. See "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 46 for a discussion of the AIP in fiscal 2019.

(4)
The All Other Compensation column for fiscal 2019 is made up of a 401(k) plan company matching contribution (available to all employees participating in our 401(k) plan), executive physical, life insurance, use of a Company car, purchase of Company car for less than fair market value, financial planning, use of a Company gym, and tax gross-ups on perquisites. Other personal benefits are travel costs that had both a business purpose and personal benefit. While there is no incremental cost to the Company to operate the gym as it is not staffed, we have estimated the value based on the average annual cost of athletic club membership near the Company's Atlanta headquarters. The incremental cost of other perquisites

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 53

EXECUTIVE COMPENSATION (continued)

  and personal benefits is based on actual cost to the Company. The following table sets forth each perquisite, personal benefit and other compensation item reported in the All Other Compensation column for fiscal 2019.

All Other Compensation

Name	Car ($)	Financial Planning ($)	Life Insurance ($)	Executive Physical ($)	401(k) Match ($)	Tax Gross-Up ($)	Other ($)	TOTAL ($)

Joseph J. DeAngelo	29,354	18,000	2,580	2,821	8,400	56,722	2,649	120,526
Evan J. Levitt	28,400	15,000	1,380	2,686	8,222	24,235	–	79,923
Dan S. McDevitt	26,828	15,000	1,380	–	8,508	17,189	–	68,905
Bradley S. Paulsen	28,256	15,000	600	3,546	9,026	16,345	–	72,773
John A. Stegeman	52,808	15,000	2,580	287	8,400	20,054	6,212	105,341

  The "Other" column for Mr. DeAngelo is for use of a gym in the Company's headquarters building that is generally not available for use by other employees ($1,671) and travel costs that had both a business purpose and personal benefit ($978). The "Other" column for Mr. Stegeman is travel costs that had both a business purpose and personal benefit. Based on Pearl Meyer's input and peer group benchmarking, the cost of the perquisites provided to our CEO is positioned below the median of our peers.

Pay Ratio Disclosure

Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Chief Executive Officer	2019	1,000,000	–	2,249,949	2,249,989	605,070	120,526	6,225,534
Median Employee	2019	54,176	–	–	–	435	1,855	56,466
RATIO OF CEO TO MEDIAN EMPLOYEE TOTAL COMPENSATION: 110.25:1

          Our CEO's annual total compensation is 110.25 times that of the median of the annual total compensation of all our U.S. employees. The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

          There has been no change in either our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure for 2019. We had a 1% net increase in our employee population over last year due to normal hiring and attrition and 35 employees acquired through the acquisition of Presto Maintenance Supply in September 2019. The compensation of the hired employees were evenly distributed around the median compensation determined last year (48% below the median and 52% above the median, with a net 3.2% increase in the median compensation). We, therefore, used the same median employee in our pay ratio calculation for 2019 as was determined for the previous two years using the methodologies disclosed in our proxy statement filed with the SEC on March 30, 2018.

          The compensation reported for our chief executive officer is fiscal 2019 compensation from the Summary Compensation Table on page 53 of this proxy statement. The compensation reported for the median employee is fiscal 2019 compensation from our internal payroll records. The All Other Compensation column for the median employee represents a 401(k) plan company matching contribution.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 54

EXECUTIVE COMPENSATION (continued)

Grants of Plan-Based Awards for Fiscal 2019

          The following table provides information concerning awards granted to our NEOs in fiscal 2019 under any plan.

							All other option awards: No. of securities underlying options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All other stock awards: Number of shares of stock or units(2) (#)			Grant date fair value of stock and option awards ($)
								Exercise or base price of options awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	150% ($)	Maximum ($)

Joseph J. DeAngelo
2019 AIP (EBITDA)	03/06/2019	300,000	1,200,000	1,800,000	2,400,000	–	–	–	–
2019 AIP (Working Capital)	03/06/2019	150,000	300,000	450,000	600,000	–	–	–	–
Omnibus Incentive Plan	03/06/2019	–	–	–	–	52,046	162,689	43.23	4,499,937
Evan J. Levitt
2019 AIP (EBITDA)	03/06/2019	83,861	335,446	503,168	670,891	–	–	–	–
2019 AIP (Working Capital)	03/06/2019	41,931	83,861	125,792	167,723	–	–	–	–
Omnibus Incentive Plan	03/06/2019	–	–	–	–	18,128	56,670	43.23	1,567,420
Dan S. McDevitt
2019 AIP (EBITDA)	03/06/2019	62,049	248,194	372,291	496,388	–	–	–	–
2019 AIP (Working Capital)	03/06/2019	31,024	62,049	93,073	124,097	–	–	–	–
Omnibus Incentive Plan	03/06/2019	–	–	–	–	8,942	27,953	43.23	773,153
Bradley S. Paulsen
2019 AIP (EBITDA)	03/06/2019	69,000	276,000	414,000	552,000	–	–	–	–
2019 AIP (Working Capital)	03/06/2019	34,500	69,000	103,500	138,000	–	–	–	–
Omnibus Incentive Plan	03/06/2019	–	–	–	–	13,878	43,383	43.23	1,199,933
John A. Stegeman
2019 AIP (EBITDA)	03/06/2019	158,445	633,782	950,672	1,267,563	–	–	–	–
2019 AIP (Working Capital)	03/06/2019	79,223	158,445	237,668	316,891	–	–	–	–
Omnibus Incentive Plan	03/06/2019	–	–	–	–	18,324	57,283	43.23	1,584,370

(1)
The AIP is based on an 80% EBITDA and 20% average working capital target payout weighting. The target payout is 150% of base salary for Mr. DeAngelo, 100% of base salary for Mr. Stegeman, and 75% of base salary for our other NEOs. The threshold payout for EBITDA performance is 25% of the target payout. The threshold payout for working capital performance is 50% of the target payout. There is a payout of 150% of the target payout for above-target performance. The maximum payout is 200% of the target payout. A discussion of the AIP in fiscal 2019 can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 46.

(2)
The stock awards column represents 50% restricted stock and 50% performance award. A discussion of each type of equity award made in fiscal 2019, including a discussion of the performance criteria for the performance-based awards, can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 47.

Narrative disclosure to summary compensation table and grants of plan-based awards table

Stock Plan

          Equity-based awards granted to our executive officers are determined based on the intended dollar value to be delivered to provide market competitive grants. The grants in March 2019 to our NEOs were in the form of nonqualified stock options (50% of grant value) and restricted stock awards (25% of grant value) that vest in four equal annual installments on each of the first through fourth anniversaries of the grant date, and performance awards (25% of grant value) that vest at the end of a three-year performance period if the applicable earnings per share and free cash flow performance criteria are achieved.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 55

EXECUTIVE COMPENSATION (continued)

          A discussion of each type of equity award made in fiscal 2019, including a discussion of the performance criteria for the performance-based awards, can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 47.

          The March 2019 grants were based on the following percentages of each NEO's fiscal 2018 base salary.

NEO	% of Base Salary at 2018 FYE

Joseph J. DeAngelo (CEO)	450
Evan J. Levitt (CFO)	300
Dan S. McDevitt	200
Bradley S. Paulsen	300
John A. Stegeman	200

          Fifty percent of this amount was then divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, and 25% of this amount was then divided by the per share closing price of our common stock on the grant date to determine the number of restricted share and performance awards granted. The percentage of base salary amount and the allocation percentage between restricted stock, stock options, and performance awards was determined based on benchmarking data for equity grants and total direct compensation, using the compensation comparator group set forth on page 44, prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, individual and business performance, long-term potential, internal pay equity, tenure, and retention value.

          The Stock Plan and award agreement governs each award and provide, among other things, the vesting provisions of the award. The holder of a restricted stock award has rights as a stockholder with respect to the shares subject to such award, including voting rights and the right to receive dividends or dividend equivalents. The Company does not currently pay dividends on its common stock.

          See "Potential Payments Upon Termination or Change in Control" on pages 58-62 for information regarding the cancellation or acceleration of vesting of the equity awards upon an option holder's termination of employment or a change in control of the Company.

Employment Offer Letters and Change in Control Agreements

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which may contain certain employment arrangements, including severance payments. Each of our NEOs is also party to a change in control agreement. See "Potential Payments Upon Termination or Change in Control" on pages 58-62 for a summary of the material provisions of these arrangements.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 56

EXECUTIVE COMPENSATION (continued)

Outstanding Equity Awards at Fiscal 2019 Year End

          The following table sets forth the unexercised and unvested option and stock awards held by our named executive officers at fiscal 2019 year end.

	Option Awards(1)				Stock Awards(2)

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Joseph J. DeAngelo (CEO)	–	162,689	43.23	03/06/2029
	41,896	125,690	36.54	03/08/2028
	109,762	109,762	43.00	02/28/2027	–	–
	225,318	75,106	27.88	03/09/2026	124,814	5,084,922
Evan J. Levitt (CFO)	–	56,670	43.23	03/06/2029	–
	12,877	38,631	36.54	03/08/2028	–
	36,802	36,803	43.00	02/28/2027	–	–
	75,547	25,183	27.88	03/09/2026	–	–
	34,562	–	8.30	04/10/2021	41,105	1,674,618
Dan S. McDevitt	–	27,953	43.23	03/06/2029	–
	5,196	15,591	36.54	03/08/2028	–
	4,261	4,261	43.00	02/28/2027	–	–
	8,747	2,916	27.88	03/09/2026	–	–
	22,000	–	12.40	11/08/2022	–	–
	33,000	–	20.00	11/08/2022	17,802	725,253
Bradley S. Paulsen	–	43,383	43.23	03/06/2029	–
	2,783	8,352	38.09	11/14/2028	–
	1,491	4,473	36.54	03/08/2028	–
	2,436	2,437	30.56	08/16/2027	–
	2,462	2,462	43.00	02/28/2027	–
	5,326	1,776	36.93	11/10/2026	–
	4,276	1,426	27.88	03/09/2026	19,283	785,589
John A. Stegeman	–	57,283	43.23	03/06/2029	–
	11,714	35,144	36.54	03/08/2028	–
	20,460	20,460	43.00	02/28/2027	–	–
	63,000	21,001	27.88	03/09/2026	37,519	1,528,524

(1)
Unvested options awards as of the end of fiscal 2019 vest in four equal annual installments on each of the first through fourth anniversaries of the March 9, 2016, November 10, 2016, February 28, 2017, August 16, 2017, March 8, 2018, November 14, 2018, and March 6, 2019 grant dates, subject to continued employment through the vesting dates.

(2)
The stock awards column includes equal amounts of unvested restricted stock and unvested performance awards as of the end of fiscal 2019. Unvested restricted stock awards vest in four equal annual installments on each of the first through fourth anniversaries of the March 9, 2016, November 10, 2016, February 28, 2017, August 16, 2017, March 8, 2018, November 14, 2018, and March 6, 2019 grant dates, subject to continued employment through the vesting dates. The performance award vests on the third anniversary of the March 8, 2018 and March 6, 2019 grant dates if applicable performance criteria are achieved, subject to continued employment through the vesting date. Performance award shares are granted at the target level, but the actual number of shares that vest depends on the extent to which the established performance goals are achieved (50% at threshold, 100% at target and 200% at maximum, interpolated for performance between these levels.) See "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 47 for additional details regarding the performance awards.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 57

EXECUTIVE COMPENSATION (continued)

Option Exercises and Stock Vested for Fiscal 2019

          The following table sets forth the stock vested and options exercised by the named executive officers during fiscal 2019.

	Option Awards		Stock Awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Joseph J. DeAngelo	–	–	57,768	2,468,608
Evan J. Levitt	44,167	1,159,412	13,681	584,821
Dan S. McDevitt	–	–	4,425	189,170
Bradley S. Paulsen	–	–	4,690	191,518
John A. Stegeman	–	–	15,591	666,093

Pension Benefits and Nonqualified Deferred Compensation for Fiscal 2018

          We do not provide any defined benefit plans or nonqualified deferred compensation plans to our NEOs.

Potential Payments Upon Termination or Change in Control

Offer Letters

          Pursuant to either their employment offer letters or, contingent on Compensation Committee approval, the Company's current practice, in the event of involuntary termination without cause as of the end of fiscal 2019, and contingent upon execution of a release, non-competition, and non-solicitation agreement, each of our NEOs may receive up to 24 months of base pay continuation, as follows:

Name	Salary Continuation On Involuntary Termination ($)

Joseph J. DeAngelo (CEO)	2,000,000
Evan J. Levitt (CFO)	1,118,152
Dan S. McDevitt	827,314
Bradley S. Paulsen	920,000
John A. Stegeman	1,584,454

          The employment offer letters do not provide for any payout upon termination as a result of death, retirement, disability, or termination for cause.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 58

EXECUTIVE COMPENSATION (continued)

Change in Control Agreements

          Each of our NEOs is party to a change in control agreement with the Company. The agreement provides for an initial three-year term that will automatically renew on an annual basis following the initial term unless either party gives advance notice of termination in accordance with the agreement. In the event of a change in control (as defined in the Stock Plan), the agreement would generally expire no earlier than the second anniversary of such change in control. Contingent upon the executive's execution of a release of claims against the Company, the agreement provides for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination (as defined in the agreement) of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). Payout is also triggered on termination of the executive's employment without cause before a change in control at the direction or request of a person or group contemplating a change in control and a change in control involving such person or group occurs within 12 months of such direction or request. In such event, the agreement also provides for a lump sum cash payment to the executive equal to the intrinsic value of any forfeited equity awards that would have vested had the executive's employment continued through the time immediately following the change in control (subject to certain limitations described in the agreement). The payments described in this paragraph are in lieu of any other severance or salary continuation obligation the Company may have to the executive, but generally do not impact benefits paid under other Company plans. In consideration for the compensation provided by the agreement, the executive agrees to comply with customary non-competition and employee customer and vendor non-solicitation restrictive covenants for 24 months after termination, as well as certain customary confidentiality provisions. The Company is responsible for the executive's reasonable attorney fees and costs in defending or prosecuting certain disputes regarding the agreement.

          Pursuant to their change in control agreements, assuming an involuntary or constructive termination as of the fiscal year ended February 2, 2020, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would have received the following compensation:

Involuntary or Constructive Termination in Connection With Change in Control

Name	2x Base Salary	2x Target Bonus	Employee Benefits	TOTAL
	($)	($)	($)

Joseph J. DeAngelo (CEO)	2,000,000	3,000,000	100,000	5,100,000
Evan J. Levitt (CFO)	1,118,152	838,614	100,000	2,056,766
Dan S. McDevitt	827,314	620,486	100,000	1,547,800
Bradley S. Paulsen	920,000	690,000	100,000	1,710,000
John A. Stegeman	1,584,454	1,584,454	100,000	3,268,908

Stock Plan

          Under the Stock Plan, an executive's unvested stock options and stock awards are cancelled upon termination of his or her employment, except for terminations due to death or disability. Upon death or disability, unvested stock options vest and remain exercisable for a period of time as discussed below. In the case of a termination for cause (as defined in the Stock Plan), the executive's unvested and vested stock options are cancelled as of the effective date of the termination. Following a

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 59

EXECUTIVE COMPENSATION (continued)

termination of employment other than for cause, vested options are cancelled unless the executive exercises them within 90 days. Following a termination of employment due to death or disability, vested options granted before November 19, 2015 are cancelled unless the executive exercises them within 180 days of termination, and for vested options granted on and after November 19, 2015 are cancelled unless the executive exercises them within two years of termination. Notwithstanding the foregoing, all unexercised options are cancelled and forfeited on the options' normal ten-year expiration date.

          Equity awards granted under the Omnibus Stock Plan may provide for continued vesting of the award in the event of retirement at or after age 62 with at least five years of continuous service with the Company, contingent upon the executive: (i) not competing with the Company and its subsidiaries for the one-year period after retirement; and (ii) not engaging in activities that would constitute cause had the executive continued employment with the Company. For options granted before November 19, 2015, the executive has 180 days to exercise options vested at the time of such retirement and 90 days to exercise options vesting after such retirement. For options granted on and after November 19, 2015, the executive has two years to exercise options vested at the time of such retirement and two years to exercise options vesting after such retirement. None of our NEOs satisfied the retirement criteria at the end of fiscal 2019.

          Performance awards vest on the third anniversary of the grant date based on achievement of the performance goals, and are forfeited and cancelled upon termination of employment for reasons other than death, disability or retirement. In the event of the executive's death, disability or retirement, the executive would receive any performance award shares earned based on achievement of the performance criteria at the end of the performance cycle, prorated based on the number of days worked during the performance cycle. See "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 47 for additional details regarding the performance awards.

          Had a termination of employment without cause occurred at the end of fiscal 2019, other than a termination due to death, disability or retirement, based on the closing price of our common stock of $40.74 at the end of fiscal 2019, our NEOs would have received a benefit, assuming the hypothetical exercise of vested stock options on the last day of fiscal 2019, and forfeited unvested stock options and stock awards, in the following amounts.

Hypothetical Employment Termination at Fiscal Year End

	Benefit Assuming Exercise of Vested Options at FYE	Forfeiture of Unvested Options at FYE	Forfeiture of Unvested Stock Awards at FYE(1)
Name	($)	($)	($)

Joseph J. DeAngelo	3,073,553	1,493,761	5,084,922
Evan J. Levitt	2,146,809	486,104	1,674,618
Dan S. McDevitt	1,442,210	102,982	725,253
Bradley S. Paulsen	113,717	90,833	785,589
John A. Stegeman	859,379	417,678	1,528,524

(1)
Assumes forfeiture of unvested performance awards at the target award level. The actual number of shares that vest depends on the extent to which the established performance goals are achieved (50% at threshold, 100% at target and 200% at maximum, interpolated for performance between these levels.) See "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 47 for additional details regarding the performance awards.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 60

EXECUTIVE COMPENSATION (continued)

          For a termination of employment due to death, disability or retirement, all outstanding options and stock awards would vest or, in the case of retirement at age 62 or later with at least five years of service, continue to vest in accordance with the time-based vesting schedule provided in the award agreement. In the event of the executive's death, disability or retirement, the executive would receive any performance award shares earned based on achievement of the performance criteria at the end of the three-year performance cycle, prorated based on the number of days worked during the performance cycle. Had a termination of employment due to death, disability or retirement occurred at the end of fiscal 2019, based on the closing price of our common stock of $40.74 at the end of fiscal 2019, our NEOs would have received a benefit in the following amounts.

Hypothetical Death, Disability or Retirement Eligibility at Fiscal Year End

	Exercise of Option Awards at FYE(1)	Vesting of Unvested Stock Awards at FYE(2)
Name	($)	($)

Joseph J. DeAngelo	4,567,314	5,084,922
Evan J. Levitt	2,632,913	1,674,618
Dan S. McDevitt	1,545,192	725,253
Bradley S. Paulsen	204,550	785,589
John A. Stegeman	1,277,056	1,528,524

(1)
Includes both vested and unvested options. For retirement eligibility, unvested option awards are not exercisable until the scheduled time-based vesting date, but for purposes of this hypothetical, we have assumed exercise at fiscal year end.

(2)
Includes restricted stock and performance awards at the target award level, prorated for the March 2018 performance award grant assuming 735 days completed during the performance period as of fiscal year end (1,099 total days in the performance period), and prorated for the March 2019 performance award grant assuming 364 days completed during the performance period as of fiscal year end (1092 total days in the performance period). Actual performance award vesting is based on achievement of applicable performance criteria at end of the performance period, prorated for days worked during the performance period. Mr. Paulsen did not receive a performance award grant for fiscal 2018, as performance awards are granted only to executive officers and he was not an executive officer at the time of the March 2018 performance award grant. See "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 47 for additional details regarding the performance awards.

          Under the Stock Plan, upon a change in control of the Company, all outstanding awards may be assumed and/or replaced with substitute awards having the same or better terms and conditions, provided that any substitute awards under the Omnibus Plan must fully vest (performance awards vest at the target level) on a participant's involuntary termination of employment without cause or constructive termination of employment, in each case occurring within two years following the date of the change in control. In the event such awards are not assumed and/or replaced in connection with the change in control, the awards will vest and be cancelled for the same per share amount paid to the stockholders in the change in control (less, in the case of options and stock appreciation rights, the applicable exercise or base price). The Committee has the ability to prescribe different treatment of awards in the award agreements. We believe this structure is fair to both our associates and to our stockholders, as the awards may represent compensation for the loss of an executive's job after a significant career with the Company and for the appreciation of stock granted many years before. Had a change in control occurred at the end of fiscal 2019 and the awards were not assumed or replaced with new rights with similar terms, based on the closing price of our common stock of $40.74 at the

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 61

EXECUTIVE COMPENSATION (continued)

end of fiscal 2019, our NEOs would have received a benefit from the accelerated vesting of unvested equity in the following amounts:

Accelerated Vesting of Equity on Change in Control

Name	($)

Joseph J. DeAngelo	6,578,684
Evan J. Levitt	2,160,721
Dan S. McDevitt	828,235
Bradley S. Paulsen	876,422
John A. Stegeman	1,946,202

          Under the Prior Plan a "change in control" is defined as:

    •
    the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or any affiliates of any of the foregoing;

    •
    the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; or

    •
    the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

          Under the Omnibus Plan, a "change in control" also includes the following events:

    •
    within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") cease to constitute at least a majority of the board, provided that any director elected or nominated for election to the board by a majority of the Incumbent Directors still in office are treated as an Incumbent Director;

    •
    the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Company subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 62

COMPENSATION COMMITTEE REPORT

Report of the Compensation Committee

          The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the annual report on Form 10-K for the fiscal year ended February 2, 2020 filed with the SEC.

The Compensation Committee:
Kathleen J. Affeldt, Chair Peter A. Dorsman Patrick R. McNamee Scott D. Ostfeld

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 63

AUDIT MATTERS

Report of the Audit Committee

          The Audit Committee of our board oversees our financial reporting process and internal control structure on behalf of the board. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of our internal control over financial reporting. PricewaterhouseCoopers LLP, our independent registered public accounting firm since 2008, is responsible for expressing an opinion as to the conformity of our consolidated financial statements with U.S. generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting. As part of its oversight responsibilities, the Audit Committee meets with the Company's Chief Financial Officer, Vice President of Internal Audit, General Counsel, and the Company's independent registered public accounting firm (with and without management present) to discuss, among other things, the items noted below; the quality of the financial reporting process; the performance of the Company's independent registered public accounting firm; the Company's compliance and ethics programs; and enterprise risk management.

          The Audit Committee is responsible for, among other things, reviewing with PricewaterhouseCoopers LLP the scope and results of their audit engagement. In connection with the fiscal 2019 audit, the Audit Committee has:

    •
    Reviewed and discussed with management the Company's audited financial statements and management's report on internal control over financial reporting included in our annual report on Form 10-K for the fiscal year ended February 2, 2020.

    •
    Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") and the SEC.

    •
    Received from and discussed with PricewaterhouseCoopers LLP the communications from PricewaterhouseCoopers LLP required by the PCAOB regarding their independence, and considered whether non-audit fees and services provided by PricewaterhouseCoopers LLP, as described below, were compatible with maintaining their independence.

          Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board that the Company's audited financial statements and management's report on internal control over financial reporting be included in our annual report on Form 10-K for the fiscal year ended February 2, 2020 for filing with the SEC.

          The Audit Committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance/documents-charters. In accordance with its charter, the primary purposes of the Audit Committee are to: (a) assist the board in overseeing and monitoring matters relating to: (i) the Company's accounting and financial reporting policies, practices and processes, (ii) the quality and integrity of the Company's financial statements, (iii) the effectiveness of the Company's internal control over financial reporting, (iv) the Company's compliance with legal and regulatory requirements, (v) the qualifications, independence, and performance of the Company's independent auditor and (vi) the capabilities, resources, and performance of the Company's internal audit function; and (b) prepare the report of the Audit Committee required to be included in the Company's annual proxy statement. The Audit Committee is also responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 64

AUDIT MATTERS (continued)

policies for risk assessment and risk management, the Company's major financial risk exposures, and the steps management has taken to monitor and control such exposures, any unusual material transactions, and overseeing management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures, and monitoring. The Audit Committee also oversees our procedures governing related person transactions.

          Our board has determined that each of the members of the Audit Committee is independent in accordance with the requirements of Section 5605(c) of the NASDAQ Stock Market listing standards and the requirements of Rule 10A-3(b)(1) under the Exchange Act, that each member is financially sophisticated, and that Charles W. Peffer and Stephen J. Konenkamp are audit committee financial experts, as defined in Regulation S-K under the Exchange Act. For additional information regarding the experience and qualifications of the members of the Audit Committee, see pages 16-20.

The Audit Committee:
Charles W. Peffer, Chair Stephen J. Konenkamp James A. Rubright Lauren Taylor Wolfe

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 65

AUDIT MATTERS (continued)

Principal Accounting Firm Fees

          Aggregate fees billed to us for the fiscal years ended February 2, 2020 and February 3, 2019 by our independent registered public accounting firm, PricewaterhouseCoopers LLP and its respective affiliates, were:

	FYE2020	FYE2019
Fees Billed	(Fiscal 2019)	(Fiscal 2018)

Audit Fees(1)	$ 3.6 million	$ 3.2 million
Audit-Related Fees(2)	$ 1.3 million	—
Tax Fees(3)	$ 0.8 million	$ 0.4 million
All Other Fees	—	—

TOTAL	$ 5.7 million	$ 3.6 million

  (1)
  Includes fees and expenses for the audit of our annual financial statements, review of our quarterly financial statements, and services associated with securities filings.

  (2)
  Includes fees and expenses for assurance and related services that are not included in Audit Fees. These fees principally include services in connection with the potential divestiture of certain businesses.

  (3)
  Includes fees and expenses for tax planning, consultation and compliance services.

          The Audit Committee's policy is to pre-approve all audit and permissible non-audit services (including the fees and terms thereof) performed for us by the independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in the Exchange Act and the rules and regulations thereunder which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee approved all services provided by PricewaterhouseCoopers LLP during fiscal 2019 and fiscal 2018.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 66

PROPOSAL 1 — ELECTION OF DIRECTORS

          The board has nominated the nine persons named below for election as directors at the Annual Meeting. All director nominees will be elected to serve terms expiring upon the next annual meeting of stockholders following their election. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Kathleen J. Affeldt**	71	2014	Retired, Former VP-HR, Lexmark	Compensation (Chair)	1	Yes
Joseph J. DeAngelo*	58	2007	Chairman, President & CEO, HD Supply	N/A	0	No
Peter A. Dorsman	65	2017	Retired, Former EVP, NCR Corporation	Compensation; N&CG	1	Yes
Stephen J. Konenkamp	61	2019	Retired Partner, Ernst & Young	Audit	0	Yes
Patrick R. McNamee	60	2013	Former CEO, Health Insurance Innovations	Compensation; N&CG	0	Yes
Scott D. Ostfeld	43	2017	Partner, JANA Partners	Compensation	1	Yes
Charles W. Peffer	72	2013	Retired Partner, KPMG	Audit (Chair); N&CG	3	Yes
James A. Rubright	73	2014	Retired CEO, Rock-Tenn	Audit; N&CG (Chair)	0	Yes
Lauren Taylor Wolfe	41	2017	Managing Partner, Impactive Capital	Audit; N&CG	0	Yes

*
Board Chairman; **    Independent Lead Director

          For additional biographical information about the nominees for director, including information about their qualifications to serve as a director, See "Our Board of Directors" beginning on page 16.

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the nine nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the nine nominees for election to the board has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (See "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding the board's majority voting policy).

          There are no agreements or arrangements between third parties and any of the nominees that provide for compensation or other payment in connection with the director's candidacy or service as a director. There are no family relationships between any director, executive officer, or director nominee.

OUR BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE ELECTION TO THE BOARD
OF EACH OF THE NINE NOMINEES FOR DIRECTOR.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 67

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP audited our consolidated financial statements and internal control over financial reporting for the fiscal year ended February 2, 2020. Upon the recommendation of our Audit Committee, the board has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our consolidated financial statements and internal control over financial reporting for the fiscal year ending January 31, 2021 and to prepare a report on this audit, subject to ratification by our stockholders. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008.

          This proposal asks you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although we are not required to obtain such ratification from our stockholders, the board believes that it is good practice to do so. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee and the board may reconsider the appointment.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

          Additional information regarding the responsibilities of PricewaterhouseCoopers LLP as our independent auditor, and the fees we paid to the independent auditor, can found under Audit Matters beginning on page 64 of this proxy statement.

          A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

OUR BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 68

PROPOSAL 3 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

          The Compensation Discussion and Analysis begins on page 37. As discussed there, the board believes that the Company's long-term success depends in large measure on the talents of our associates. The Company's compensation system plays a significant role in our ability to attract, retain and motivate the highest quality workforce. The board believes that its current compensation program directly links executive compensation to performance, aligning the interests of the Company's executive officers with those of its stockholders.

          This proposal provides stockholders with the opportunity to cast an advisory vote on the Company's executive compensation program. In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

          The board invites you to review the Compensation Discussion and Analysis beginning on page 37 and the tabular and other disclosures on compensation under Determining Executive Compensation beginning on page 41, and cast a vote either to endorse or not endorse the Company's executive compensation programs through the following resolution:

  "RESOLVED, that stockholders approve the compensation of the Company's named executive officers, including the Company's compensation practices and principles and their implementation, as discussed and disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement."

          While the vote does not bind the board to any particular action, the board values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE ADVISORY APPROVAL
OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 69

PROPOSAL 4 — ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

          As discussed in Proposal 3, the board values the input of stockholders regarding the Company's executive compensation practices. Stockholders are also invited to express their views on how frequently advisory votes on executive compensation, such as Proposal 3, will occur. Stockholders can advise the Board on whether such votes should occur every year, every two years or every three years or may abstain from voting.

          Unlike the other proposals you are voting on, there is no threshold vote that must be obtained for this proposal to "pass." This is an advisory vote, and as such is not binding on the board. However, the board will take into consideration the outcome of the vote in setting a policy with respect to the frequency of future advisory votes on executive compensation. A scheduling vote similar to this will occur at least once every six years.

          The board of directors recommends that the advisory vote on executive compensation be held every year.

          Stockholders are not being asked to approve or disapprove of the board's recommendation, but rather to indicate their own choice as among the frequency options.

          Please mark on the Proxy Card your preference as to the frequency of holding stockholder advisory votes on executive compensation, as either every year, every two years, or every three years or you may mark "abstain" on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE "EVERY YEAR" ON THE ADVISORY PROPOSAL
ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE
COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 70

OTHER INFORMATION FOR STOCKHOLDERS

Solicitation of Proxies

          We will pay our costs of soliciting proxies in connection with the Annual Meeting. Directors, officers, and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians, and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to the proxy materials from, beneficial owners. We have not engaged an independent proxy solicitor for the Annual Meeting.

Stockholder Proposals or Stockholder Nominations for Director at 2021 Annual Meeting

          To be considered for inclusion in next year's proxy statement and form of proxy, proposals by stockholders for business to be considered at the 2021 annual meeting of stockholders must be submitted in writing so that they are received by the Company no later than December 4, 2020 and must comply with the requirements of SEC Rule 14a-8. Proposals should be submitted to: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

          Stockholders who wish to propose business or nominate persons for election to the board at the 2021 annual meeting of stockholders, and the proposal or nomination is not intended to be included in our proxy statement, must provide advance notice to us of stockholder business or nomination in accordance with Section 1.12 of our Bylaws. In order to be properly brought before the 2021 annual meeting of stockholders, Section 1.12 of our Bylaws requires that a notice of a matter the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received by our Corporate Secretary not less than 90 days nor more than 120 days before the first anniversary of the preceding year's annual stockholder meeting. Therefore, any notice intended to be given by a stockholder with respect to the 2021 annual meeting of stockholders pursuant to our Bylaws must be received by Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 no earlier than January 19, 2021 and no later than the close of business on February 18, 2021. However, if the date of our 2021 annual meeting occurs more than 30 days before or 70 days after May 19, 2021, the anniversary of the Annual Meeting, a stockholder notice will be timely if it is received by our Corporate Secretary no earlier than 120 days before the date of the 2021 annual meeting and no later than the close of business on the later of the (a) 90th day before the date of the 2021 annual meeting and (b) 10th day following the day on which the public announcement of the date of the 2021 annual meeting is first made. Our Bylaws are available on the governance page of our investor relations website at http://ir.hdsupply.com/corporate-governance/documents-charters.

2019 Annual Report to Stockholders

          A copy of our annual report on Form 10-K for the fiscal year ended February 2, 2020 is available free of charge at http://www.astproxyportal.com/ast/18392/.

Other Business

          The board is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement. Should any other matter requiring a vote of the stockholders arise, Dan S. McDevitt and Rita L. Fadell (with full power of substitution) are your

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 71

OTHER INFORMATION FOR STOCKHOLDERS (continued)

appointed representatives at the Annual Meeting and will vote in accordance with their best judgment and as permitted by applicable law.

Householding

          As permitted under the Exchange Act, to the extent our beneficial stockholders receive a hard copy of this proxy statement or Notice of Internet Availability by mail, only one copy is being delivered to beneficial stockholders residing at the same address, unless such beneficial stockholders have notified us of their desire to receive multiple copies of such documents. Please follow the directions on the voting instruction form that your bank or broker provides to request a separate copy to any beneficial stockholder residing at an address to which only one copy was mailed.

HDS Notice of Annual Meeting and 2020 Proxy Statement – Page 72

- 0 HD SUPPLY HOLDINGS, INC. Proxy for Annual Meeting of Stockholders to be held on May 19, 2020 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Dan S. McDevitt and Rita L. Fadell, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of HD Supply Holdings, Inc., to be held at HD Supply Headquarters, 3400 Cumberland Boulevard, Atlanta, Georgia 30339, on Tuesday, May 19, 2020, at 11:00 a.m. (Eastern Daylight Time), and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, INC. May 19, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 19, 2020: The proxy statement and fiscal 2019 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20930304000000000000 9 051920 2. To ratifyour board of directors’ appointment of public accounting firm for the fiscal year ending on January 31, FOR AGAINST ABSTAIN compensation. 4. To conduct an advisory vote on the frequency of advisory may properly come before the Annual Meeting, and at any adjournments or Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND “1 YEAR” ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the nine directors nominated by our board of directors; NOMINEES: FOR ALL NOMINEESO Kathleen J. Affeldt O Joseph J. DeAngelo WITHHOLD AUTHORITYO Peter A. Dorsman FOR ALL NOMINEESO Stephen J. Konenkamp O Patrick R. McNamee FOR ALL EXCEPTO Scott D. Ostfeld (See instructions below)O Charles W. Peffer O James A. Rubright O Lauren Taylor Wolfe INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2021. 3. To conduct an advisory vote to approve named executive officer 1 YEAR 2 YEARS 3 YEARS ABSTAIN votes to approve named executive officer compensation. In their discretion, the proxies are authorized to vote upon such other business as postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2 and 3, and 1 YEAR for the frequency of the advisory votes to approve named executive officer compensation. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, May 19, 2020 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 5:00 PM EDT the day before the meeting. MAIL - Sign, date and mail your completed proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20930304000000000000 9 051920 2. To ratifyour board of directors’appointment of public accounting firm for the fiscal year ending on January 31, FOR AGAINST ABSTAIN compensation. 4. To conduct an advisory vote on the frequency of advisory may properly come before the Annual Meeting, and at any adjournments or Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND “1 YEAR” ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the nine directors nominated by our board of directors; NOMINEES: FOR ALL NOMINEESO Kathleen J. Affeldt O Joseph J. DeAngelo WITHHOLD AUTHORITYO Peter A. Dorsman FOR ALL NOMINEESO Stephen J. Konenkamp O Patrick R. McNamee FOR ALL EXCEPTO Scott D. Ostfeld (See instructions below)O Charles W. Peffer O James A. Rubright O Lauren Taylor Wolfe INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2021. 3. To conduct an advisory vote to approve named executive officer 1 YEAR 2 YEARS 3 YEARS ABSTAIN votes to approve named executive officer compensation. In their discretion, the proxies are authorized to vote upon such other business as postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2 and 3, and 1 YEAR for the frequency of the advisory votes to approve named executive officer compensation. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 19, 2020: The proxy statement and fiscal 2019 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on: Tuesday, May 19, 2020 - 11:00 a.m. (Eastern Daylight Time) 3400 Cumberland Boulevard Atlanta, Georgia 30339 The HD Supply Holdings, Inc. 2020 Annual Meeting of Stockholders will be held on May 19, 2020 at HD Supply’s headquarters located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339, at 11:00 a.m. Eastern Daylight Time (the “Annual Meeting”). The proxy materials for the Annual Meeting are available on the Internet, by mail or by email. Follow the instructions below to view the proxy materials and vote online or request a paper or email copy. The items to be voted on and location of the meeting are provided below. Directions on attending the Annual Meeting to vote in person are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet, by mail or by email. We encourage you to access and review all of the proxy materials before voting. If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you to receive a paper or email copy. To facilitate timely delivery, please make the request as instructed below on or before May 5, 2020. Proposals to be voted on at the meeting are listed below along with the recommendations of our board of directors: Our board of directors recommends that you vote “FOR” proposals 1, 2 and 3 and “1 YEAR” on proposal 4. 1. To elect the nine directors nominated by the board of directors: Kathleen J. Affeldt; Joseph J. DeAngelo; Peter A. Dorsman; Stephen J. Konenkamp; Patrick R. McNamee; Scott D. Ostfeld; Charles W. Peffer; James A. Rubright; and Lauren Taylor Wolfe; To ratify our board of directors’ appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021; To conduct an advisory vote to approve named executive officer compensation; and To conduct an advisory vote on the frequency of advisory votes to approve named executive officer compensation. 2. 3. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you as your admittance ticket. TO VIEW PROXY MATERIALS ONLINE: When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Please visit http://www.astproxyportal.com/ast/18392/ where the following materials are available for viewing: •Notice of Annual Meeting of Stockholders •Proxy Statement •Form of Proxy Card •2019 Annual Report on Form 10-K •Directions for attending the Annual Meeting to vote in person TO REQUEST PAPER OR ELECTRONIC MATERIALS: Telephone: 888-proxy-NA (888-776-9962) or 718-921-8562 (for international callers) EMail: info@astfinancial.com Website:https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: Online: To view the proxy materials and to access your online proxy card, please visit www.voteproxy.com or scan the QR code with your smartphone and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com until 5:00 p.m. Eastern Daylight Time the day before the meeting date. Mail: You may request a proxy card by following the instructions above under "TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS." In Person: You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

I II Ill BROADRIDGE FINANCIAL SOLUTIONS1 INC. above secunty. You have the right to vote on proposals beng presented at the upcoming Annua, Mee\lng to be held on 05/19/20. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS} INC. ATTENTION' TEST PRINT 51 HERCEDES WAY EDGEWOOD1 NY 11717 •• Call Return this fonn Vote in person Visit po5tage-paid envelope. meeting Voting on www.ProxyVote.com is easy and fast! X ---TH-IS VO-TIN-G IN-STRU-CTI-ON F-ORM-IS V-AU-D ON-LY W-HE-N SI-GNE-D AN-D D-ATED-. PL-EASE-USE-BLU-E O-R BL-ACK-INK-AND-RE-TUR-N ON-LY T-HE B-OTT-OM-POR-TION-. --:: vote your shares In person. The Board recolll!llends you vote FOR the fo11owingAllAllExcept Nominees firm for the fiscal year ending on JanLJary 31, 2021. HD SUPPLY HOLDINGS, INC.Please the<k this box if you plan to attend the Meeting and 0 To w;thhoid aLJthority 10 vote for any ;ndlvldualnorn;nee(>). mark ''For A!i For Withhold For AllExcept"" and wnte the numberis) of the norn;nee(s) on the l1ne be!ow director nominee{s) :1 through 9 1. Election of Directors 0 0 0 01 Kathleen J Affeldt07 Charles W. Peffer 02 Joseph J. DeAngelo08 James A. Rubright 03 Peter A_ Oarsman09 Lauren Taylor \ololfe 04 Stephen J. Konenkamp OS Patrick R. McNamee 06 Scott 0. Ostfeld The Board recommends you vote FOR the following proposal(s):2 and 3For Against Abstain 2. To rat1fy our board of directors' appointment of PricewaterhouseCoopers LLP as our if\dependent reg1stered public accoLJnting0 0 0 3. To conduct an advisory vote to approve named executlve off1cer compensation000 The Board recollllllends you vote 1 YEAR on the following proposal:41 year 2 years 3 years Abstain 4. To conduct an advisory vote on the freqLJency of advisory votes to approve named execLJtive officer compensation.0000 *NOTE• Such other business as may properly come before the meeting or any adjournment thereof I,,,11,1 ••111,,, II,,,,,,II,1..11 1472 0797 1133 044105/19/20123}456}789}012.00000 Signature [PLEASE SIGN WITHIN BOX]Date 40416Hl05UIJEUACCOUNTP31965-01S GS2 VOTING INSTRUCTIONS As the record holder for your shares, we will voh:your shares based on your nstruct:ons Please p:ov1de us w:th your votmq a:struct1ons before the meetmg. !f yo;,; do not prov1de us w11i1 your vot;ng mstructions, v,e may vote yo<:( sh:1res .:ll our discret;on on those proposals we are permitted to vote on by New York 'itock fxchangf' rulE'S. If you s;gn and return this form, we wiP vote any unmarked items based on the boMd"s recommendations. If your secunlles are held by i'! bank. your secunties ccmnot be vmed ••vitiH)u: your speofiC Instructions Make your vote count. Vote must be received by 05/18/2020 to be counted. -..!1m 0797 1133 04411 m D.fl.\ www.ProxyVote.wm 1-800454.S6tnin the endtm d the day ;f the I. IScan to view materials and vote via smartphone. Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Notice & Proxy Statement, Form l.O·K, Directions to Annual Meeting HD SUPPLY HOLDINGS, INC. THIS IS A VOTING INSTRUCTION FORM. You are rece1v1ng th!S voting ;nstruct;on form because you hold shares ;n the I

BROADRIDGE FINANCIAL SOLUTIONS, INC.

HD SUPPLY HOLDINGS, INC.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **05/19/20.**

Make your vote count.

→ **1472 0797 1133 0441**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

VOTING INSTRUCTIONS

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

HD SUPPLY HOLDINGS, INC.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Kathleen J. Affeldt
02 Joseph J. DeAngelo
03 Peter A. Dorsman
04 Stephen J. Konenkamp
05 Patrick R. McNamee
06 Scott D. Ostfeld
07 Charles W. Peffer
08 James A. Rubright
09 Lauren Taylor Wolfe

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1133 0441 05/19/20 123,456,789,012.00000
40416M105 *****ACCOUNT P31965-01S GS2

0000267291_1 R1.0.1.18 V16599 11

Directions to the 2020 Annual Meeting of Stockholders HD Supply Leadership Development Center, 3400 Cumberland Blvd., Atlanta, GA 30339 Visit Google Maps for more detailed directions. Traveling North on I-75, take Exit 258 to Cumberland Boulevard Turn left on Cumberland Boulevard Destination will be on the left Traveling South on I-75, take Exit 258 to Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Traveling West on I-285, take Exit 20 for I-75 South Exit toward Atlanta Follow signs for Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Traveling East on I-285, take Exit 20 for I-75 South toward Atlanta Follow signs for Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Parking: Complimentary visitor parking is available. Follow the visitor parking signs when you turn into the building driveway from Cumberland Boulevard.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020 HD SUPPLY HOLDINGS, INC. Date: May 19, 2020 Time: 11:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000448246_1 R1.0.1.18 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2020 Location: HD Supply Headquarters 3400 Cumberland Blvd. Atlanta, GA 30339 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000448246_2 R1.0.1.18 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions. Internal Use 1. Notice & Proxy Statement2. Form 10-K3. Directions to Annual Meeting How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2020 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees Kathleen J. Affeldt Scott D. Ostfeld 01 06 02 Joseph J. DeAngelo 07 Charles W. Peffer 03 Peter A. Dorsman 08 James A. Rubright 04 Stephen J. Konenkamp 09 Lauren Taylor Wolfe 05 Patrick R. McNamee The Board of Directors recommends you vote FOR the following proposal(s): 2To ratify our board of directors' appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending on January 31, 2021. 3To conduct an advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4To conduct an advisory vote on the frequency of advisory votes to approve named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000448246_3 R1.0.1.18 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Enve1lo2pe # # 0000448246_4 R1.0.1.18 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999Jo-0b1#0 Sequ1e5nce # of # S#eqOueFnce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions Reserved for Broadridge Internal Control Information